UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21632
Kiewit Investment Fund LLLP
(Exact name of registrant as specified in charter)
Kiewit Plaza, Omaha, NE 68131
(Address of principal executive offices) (Zip code)
Robert L. Giles, Jr.
Kiewit Plaza
Omaha, NE 68131
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-443-4306
Date of fiscal year end: March 31
Date of reporting period: April 1, 2007 to March 31, 2008

Item 1. Reports to Unitholders.
The following is a copy of the report transmitted to Unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Letter to Unitholders

March 31, 2008

Dear Unitholder:

We are pleased to report that as of March 31, 2008 the Fund had assets of over $197 million and 600 investors!

Performance

For the annual period covered by this report, April 1, 2007 through March 31, 2008, the Fund had a total return of -3.26% versus the Fund’s “balanced” benchmark1, which was down -0.59%. Performance for the Fund for the one-year period and since inception in comparison to the benchmark is as follows:

		Average Annualized	Cumulative
	1-Year	Since Inception	Since Inception†

Fund	−3.26%	5.19%	14.07%
Benchmark††	−0.59%	5.32%	14.45%

†	The fund commenced investment operations on August 24, 2005.

††	The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s units, when tendered for repurchase, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling 800-443-4306 or visiting www.kiewitinvestmentfund.com.

The Fund seeks to diversify its holdings by investing across various asset categories, as further described in the “Asset Allocation” below. During the fiscal year ended March 31, 2008, equities (both US and International) were the primary drivers of the Fund’s negative performance. The decline in the Fund’s assets invested with equity managers was partially offset by positive performance contributions from the Fund’s cash and fixed income manager, Payden & Rygel, and the Fund’s hedge fund managers. As we have discussed in previous letters, we believe that hedge funds have the potential to create additional diversification for the Fund since hedge funds often employ alternative investment strategies.

As described in the Fund’s offering materials, the Fund is intended to be a long-term investment vehicle. It is always difficult to be a patient investor, and in volatile markets it is even more difficult to be tolerant of market downturns. Due to the investment goals and strategies of the Fund, it is likely that the Fund’s performance, especially over short timeframes, may deviate significantly from the balanced benchmark, which occurred during the fiscal year ended March 31, 2008. A key driver of the benchmark during this period was the strong performance of the Lehman Aggregate Bond Index, which as mentioned in the footnote at the bottom of this page, constitutes 40% of the benchmark. By contrast, only 12.5% of the Fund’s assets were allocated to similar fixed income investments during this period.

In our last letter we noted that we expected more market dislocations in the future, and we are in the middle of that turbulence right now. On the surface, the first few months of the Fund’s fiscal year were cause for optimism with global equities advancing and market

1 The Balanced Benchmark is an unmanaged index created by the Fund’s investment adviser and approved by the Board to reflect the asset allocation that the average investor (who may not have access to portfolio funds included in the Fund’s actual asset allocation) might use to create a balanced portfolio to manage their own assets. It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Lehman Brothers U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index represents debt securities that are SEC-registered, taxable, and dollar denominated; the index covers the U.S. Investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

volatility hovering near historic lows. Continuing off a trend that began in 2006, we saw robust levels of corporate and leveraged buyout activity, and it seemed at times that an infinite amount of low cost, no strings attached debt was available to private equity buyers. However, as we noted in our semi-annual report, storms were brewing. In mid-summer of 2007, credit markets became increasingly volatile as concern mounted over sub-prime mortgages, and then “contagion” spread to most asset-backed securities including commercial paper and collateralized loan obligations (or CLO’s). CLO’s were the primary mechanism used by banks to re-package and sell the debt that they underwrote for private equity buyout deals. Markets that had once functioned like clockwork became effectively “frozen”, unleashing a chain reaction of de-leveraging as banks, hedge funds and other market participants sought to bring down risk and create liquidity necessary to manage their portfolios.

The collapse of Bear Stearns, a significant global investment bank and securities firm, is a good illustration of dislocation in the current market. The first signs of trouble came in June 2007 when two funds sponsored by Bear Stearns collapsed. Both funds’ underlying assets were subprime mortgages and both used significant leverage. As summer turned to fall, Bear Stearns announced that it would have in excess of $1 billion in write downs due to mortgage related securities, and Standard & Poor’s, a key credit rating agency, announced that they were downgrading Bear Stearns. Bear Stearns was unable to restore market confidence and staunch the amount of capital flowing out of the firm. On March 16, 2008, a company that traded for $170 per share in January of 2007 was being offered a takeover bid of $2 per share by JPMorgan Chase & Co. (The offer was subsequently raised to $10 per share.)

Even prior to the demise of Bear Stearns, we saw unprecedented intervention by the Federal Reserve (as well as other global regulators such as the Europe Central bank) in an attempt to facilitate normal financing activities in the markets. During the fiscal year period covered by this report, the Federal Reserve lowered the discount rate2 eight times, from 5.75% in mid-August 2007 to 2.50% in mid-March 2008. The Federal Reserve also lowered the federal funds rate3from 5.25% to 2.25%. In the wake of the collapse of Bear Stearns, the Federal Reserve established several new liquidity programs (which had previously only been open to depository institutions — or banks) to offer loans to investment banks.

The current market environment is clearly treacherous but we also believe it has the potential to offer significant opportunities for our managers, and ultimately for each of you as Fund investors.

As always, we continue to seek managers that we believe have the potential to generate attractive returns but are focused on capital preservation. At Hall Capital Partners, we believe there is no substitute for doing the “heavy lifting” due diligence work in selecting new managers and monitoring existing managers, and we expect the same from those managers when it comes to their underlying investments. Maintaining an uncompromised, disciplined approach is what can separate the average investor from the exceptional investor. We are currently in a period that we believe has the potential to reward investors who do the work on the front end and have the patience and conviction to hold quality investments through periods of volatility. We do not attempt to “time the market” but we do look for tactical opportunities. As always, we continue to carefully evaluate opportunities through the Fund’s current and prospective managers to commit capital to managers that have the potential to generate attractive returns. In the near term, many securities have been trading down in the market without regard for individual company, event and/or security fundamentals. However, we believe the market should recognize value over time and should reward high quality, fundamental research (which is our focus and our managers’ focus.)

2 The discount rate is the interest rate charged to commercial banks and other depository institutions on loans they receive from their regional Federal Reserve Bank’s lending facility — the discount window.
3 The federal funds rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

Asset Allocation*

The Fund’s Asset Allocation (as a percentage of Net Assets) as of March 31, 2008 is shown below.

*	Fund holdings and asset allocations vary through the year and may change at any time.

#	Short-term investments include cash/cash equivalents and other liabilities in excess of assets.

Investments

As of March 31, 2008 approximately 51% of the Fund’s assets were managed by three sub-advisers: Payden & Rygel (Cash and Fixed income), SSgA Funds Management, Inc. (Passive U.S. Equities) and Pzena Investment Management, LLC (Active U.S. Equities). The Fund had a cash balance of approximately 7%. Approximately 2% of that cash was set aside for the Fund’s annual tax distribution which was made just after the end of the period, and the balance represents cash held for liquidity purposes and future investments.

The remaining assets of the Fund (49%) were allocated to various strategies, which are detailed in the Summary Schedule of Investments:

•	Active U.S. Equity: ValueAct Capital Partners II, LP.

•	Active International Equities: Oakmark International Fund, Longleaf International Equity Fund, Walter Scott & Partners International Equity LLC and Liberty Square Strategic Partners IV (Asia).

•	Hedge Funds: The Fund had approximately 27% of its assets invested in hedge funds. These investments were split between “absolute return” focused managers and “equity hedge” managers. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Equity hedge managers typically buy “long” or sell “short” U.S. and global equities. These investments tend to have a greater allocation of capital to long investments (owning the actual security) than short (selling a borrowed security which must be replaced) and tend to be more correlated to the returns of equity markets than absolute return strategies.

As of the date of this letter, the Fund continues to have hedge fund investments in four absolute return funds — Canyon Value Realization Fund LP, FFIP LP, Perry Partners LP and Taconic Opportunity Fund, LP. The Fund also has investments in three equity hedge funds — Lansdowne European Strategic Equity Fund LP, Royal Capital Value LP and Tiedemann Global Emerging Markets QP, LP.

The next report on the Fund will be the semi-annual report as of September 30, 2008. We look forward to the opportunity to discuss the Fund again with you in our next report.

Sincerely,

Kathryn A. Hall
Hall Capital Partners LLC — Fund Adviser

Past performance does not guarantee future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. References to other funds should not be interpreted as an offer to sell these securities or the solicitation of an offer to buy these securities.

As of March 31, 2008 the Fund held the following securities as a percentage of net assets; Bear Stearns .0023%, and JP Morgan .5472%. Please refer to the Summary Schedule of Investments in this report for additional holdings information.

An investment in the Fund entails substantial risks; loss of principal is possible. These risks include but are not limited to general market risks, fund specific risks, investment and securities specific risks, special investment instrument and technique risks, special risks of hedge funds and other unregistered portfolio funds. Please see the prospectus for further details. The Fund may not be suitable for all investors.

Investments by the Fund in Alternative Investment Products, including hedge funds, will increase the risk of investment loss as these underlying funds often engage in leveraging and other speculative investment practices. Additionally, the Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

(05/08)

Kiewit Investment Fund LLLP

Performance Information (Unaudited)

Total Return For the Fund for the Year Ended March 31, 2008	–3.26%
Total Return For the Balanced Benchmark for the Year Ended March 31, 2008*	–0.59%
Average Annual Total Return For the Fund Since Inception	5	.19%†
Average Annual Total Return For the Balanced Benchmark Since Inception*	5	.32%†
Portfolio Summary as of March 31, 2008
Pzena Investment Management, LLC

Percentage
Top Five Common Stocks††	of Net Assets

Alcatel-Lucent, ADR	0.2%
Allstate Corp./The	0.2
Capital One Financial Corp.	0.2
Citigroup, Inc.	0.2
Federal National Mortgage Association	0.2

Total	1.0%

SSgA Funds Management, Inc.

Percentage
Top Five Common Stocks††	of Net Assets

Exxon Mobil Corp.	0.9%
General Electric Co.	0.8
AT&T, Inc.	0.5
Microsoft Corp.	0.5
Procter & Gamble Co.	0.4

Total	3.1%

Payden & Rygel

Percentage
Top Five Short-Term Investments#	of Net Assets

Federal Home Loan Bank 1.45%, due 04/02/08 (a)	1.8%
Federal Home Loan Bank 2.55%, due 04/09/08 (a)	1.8
Federal Agricultural Mortgage Corp. 2.41%, due 05/05/08 (a)	1.8
Federal National Mortgage Assn. 2.00%, due 06/18/08 (a)	1.6
Federal Home Loan Bank 0.00%, due 04/01/08 (a)	0.7

Total	7.7%

Percentage
Top Five Fixed Income Investments	of Net Assets

U.S. Treasury Note 3.88%, due 09/15/10 (c)	1.0%
Federal Home Loan Mortgage Corp. 6.00%, due 11/01/36	1.0
U.S. Treasury Note 3.50%, due 02/15/18	0.9
Federal National Mortgage Assn. 5.50%, due 03/01/37	0.6
Federal National Mortgage Assn. 1.63%, due 04/29/08 (a)	0.5

Total	4.0%

*	The Balanced Benchmark is an unmanaged index created by the Adviser. It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Lehman Brothers U.S. Aggregate Bond Index. Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index represents debt securities that are SEC-registered, taxable, and dollar denominated; the index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.

†	The Fund commenced investment operations on August 24, 2005.

††	Excluding short-term investments.

#	Short-term Investments include cash/cash equivalents and other liabilities in excess of assets.

(a)	Zero coupon security — rate disclosed is the yield as of March 31, 2008.

(c)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

Kiewit Investment Fund LLLP

Summary Schedule of Investments

as of March 31, 2008	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

EQUITY INVESTMENTS
Common Stocks (Active & Passive Domestic Equities)
Consumer Discretionary
Home Depot, Inc.	17,867	$499,740	0.2%
Other**	223,931	5,832,253	3.0%

		6,331,993	3.2%

Consumer Staples
Coca-Cola Co./The	9,089	553,247	0.3%
Procter & Gamble Co	12,366	866,486	0.4%
Wal-Mart Stores, Inc.	13,425	707,229	0.4%
Other**	248,198	3,985,894	2.0%

		6,112,856	3.1%

Energy
Chevron Corp.	8,500	725,560	0.4%
ConocoPhillips	6,437	490,564	0.2%
Exxon Mobil Corp.	21,048	1,780,240	0.9%
Other**	81,524	4,138,511	2.1%

		7,134,875	3.6%

Financials
Bank of America Corp.	24,733	937,629	0.5%
Citigroup, Inc.	36,706	786,243	0.4%
JPMorgan Chase & Co.	17,610	756,350	0.4%
Other**	301,449	10,001,704	5.0%

		12,481,926	6.3%

Health Care
Johnson & Johnson	15,225	987,646	0.5%
Pfizer, Inc.	41,411	866,732	0.4%
Other**	162,383	5,915,279	3.0%

		7,769,657	3.9%

Industrials
General Electric Co.	40,515	1,499,460	0.8%
Other**	122,646	5,880,877	3.0%

		7,380,337	3.8%

Information Technology
Apple, Inc	3,380	485,030	0.2%
Cisco Systems, Inc.*	23,900	575,751	0.3%
Intel Corp.	22,924	485,530	0.2%
International Business Machines Corp.	5,407	622,562	0.3%
Microsoft Corp.	37,285	1,058,149	0.6%
Other**	335,543	6,676,403	3.4%

		9,903,425	5.0%

Materials
Other**	53,551	2,385,247	1.2%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2008	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

Telecommunication Services
AT&T, Inc.	24,271	$929,579	0.5%
Other**	47,427	815,070	0.4%

		1,744,649	0.9%

Utilities
Other**	68,437	2,523,193	1.3%

Total Common Stocks (Active & Passive Domestic Equities)
(Cost — $62,345,992)		63,768,158	32.3%

Investment Companies (Active International & Passive Domestic Equities)
Longleaf Partners International Fund	471,031	8,247,752	4.2%
Oakmark International Fund	444,182	8,279,553	4.2%

Total Investment Companies (Active International & Passive Domestic Equities)
(Cost — $18,190,196)		16,527,305	8.4%

Partnerships (Active Domestic & International Equities)(c)
Partnership (Active Domestic Equity)
ValueAct Capital Partners II, L.P.		8,690,000	4.4%
Partnership (Active International Equity)
Liberty Square Strategic Partners IV (Asia), L.P.		5,854,000	3.0%
Walter Scott International Fund LLC		11,912,000	6.0%

Total Partnerships (Active Domestic & International Equities)
(Cost — $22,600,000)		26,456,000	13.4%

TOTAL EQUITY INVESTMENTS
(Cost — $103,136,188)		106,751,463	54.1%

ALTERNATIVE ASSETS(c)
Hedge Funds
Canyon Value Realization Fund, L.P.		10,532,000	5.3%
FFIP, L.P.		9,893,000	5.0%
Lansdowne European Strategic Equity Fund, L.P.		4,209,000	2.2%
Perry Partners, L.P.		10,546,000	5.3%
Royal Capital Value Fund, L.P.		4,781,000	2.4%
Taconic Opportunity Fund, L.P.		8,633,000	4.4%
Tiedemann Global Emerging Markets QP, L.P.		4,324,000	2.2%

TOTAL ALTERNATIVE ASSETS
(Cost $44,250,000)		52,918,000	26.8%

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

FIXED INCOME INVESTMENTS
Collateralized Mortgage Obligations
Other**	$961,253	$904,230	0.4%

Corporate Bonds
Consumer Discretionary
Other**	536,000	536,614	0.3%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2008	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

Consumer Staples
Other**	$514,000	$536,822	0.3%

Energy
Other**	356,000	380,180	0.2%

Financials
Other**	2,171,000	2,245,002	1.1%

Health Care
Other**	587,000	589,746	0.3%

Industrials
Other**	334,000	340,746	0.2%

Information Technology
Other**	199,000	202,019	0.1%

Materials
Other**	87,000	85,072	0.0%

Telecommunication Services
Other**	307,000	308,836	0.1%

Utilities
Other**	185,000	183,890	0.1%

Foreign Government Securities
Other**	378,000	417,511	0.2%

Municipal Bonds
California
Other**	310,000	314,811	0.1%

Georgia
Other**	120,000	129,672	0.1%

Illinois
Other**	40,000	39,979	0.0%

North Carolina
Other**	100,000	109,205	0.1%

New York
Other**	200,000	206,576	0.1%

Texas
Other**	100,000	102,249	0.1%

U.S. Government Securities
Federal Home Loan Bank System
2.38%, due 04/30/10	1,060,000	1,061,812	0.5%
3.75%, due 01/08/10	260,000	266,714	0.2%

		1,328,526	0.7%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2008	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

Federal Home Loan Mortgage Corp.
5.50%, due 10/01/37	$716,189	$723,890	0.4%
6.00%, due 11/01/36	1,949,777	2,001,784	1.0%

		2,725,674	1.4%

Federal National Mortgage Association
5.00%, due 06/01/33	379,025	376,422	0.2%
5.00%, due 09/01/33	678,976	673,901	0.3%
5.50%, due 04/01/34	360,873	365,506	0.2%
5.50%, due 05/01/34	99,939	101,214	0.1%
5.50%, due 04/01/36	211,667	214,101	0.1%
5.50%, due 03/01/37	1,187,456	1,200,162	0.6%
5.50%, due 04/25/37 TBA (b)(f)	120,000	121,125	0.1%
5.89%, due 12/01/36 (e)	172,683	175,658	0.1%
6.00%, due 04/25/37 TBA (b)(f)	490,000	501,944	0.2%
6.50%, due 04/25/38 TBA (b)(f)	430,000	445,319	0.2%

		4,175,352	2.1%

Government National Mortgage Association
5.50%, due 04/15/37 TBA (b)(f)	870,000	886,856	0.4%
6.00%, due 11/20/37	871,302	899,427	0.5%

		1,786,283	0.9%

U.S. Treasury Securities
U.S. Treasury Notes
2.00%, due 02/28/10	358,000	360,489	0.2%
2.75%, due 02/28/13	461,000	467,339	0.2%
3.13%, due 10/15/08 (d)	487,000	491,642	0.3%
3.50%, due 02/15/18	1,824,000	1,834,544	0.9%
3.63%, due 10/31/09	400,000	412,500	0.2%
3.88%, due 09/15/10 (d)	1,935,000	2,038,704	1.0%
4.38%, due 02/15/38	68,000	68,807	0.0%
4.63%, due 11/15/16 (d)	989,000	1,091,145	0.6%
4.88%, due 06/30/09 (d)	250,000	260,156	0.1%
6.13%, due 11/15/28	75,000	93,105	0.1%

		7,118,431	3.6%

TOTAL FIXED INCOME INVESTMENTS (Cost $24,282,604)		24,767,426	12.5%

			Percentage
	Number of	Market	of Net
	Rights	Value	Assets

RIGHTS
Other**(c)	150	93	0.0%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2008	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS
Commercial Paper
Other**	$145,414	145,414	0.1%

Discount Notes
Federal Agricultural Mortgage Corp.
2.41%, due 05/05/08 (a)	3,500,000	3,491,833	1.8%

Federal Home Loan Bank
0.00%, due 04/01/08 (a)	1,300,000	1,300,000	0.6%
1.45%, due 04/02/08 (a)	3,500,000	3,499,718	1.8%
2.55%, due 04/09/08 (a)	3,500,000	3,497,769	1.8%

		8,297,487	4.2%

Federal Home Loan Mortgage Corp.
2.64%, due 04/28/08 (a)	1,150,000	1,147,642	0.6%

Federal National Mortgage Association
1.63%, due 04/29/08 (a)	1,100,000	1,098,558	0.5%
2.00%, due 06/18/08 (a)	3,100,000	3,086,431	1.6%

		4,184,989	2.1%

Other**	34,000	33,918	0.0%

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,300,409)		17,301,283	8.8%

TOTAL INVESTMENTS
(Cost $188,969,201) (g)		201,738,265	102.2%
Liabilities in Excess of Other Assets		(4,301,631)	(2.2)%

NET ASSETS		$197,436,634	100.0%

Notes to Summary Schedule of Investments:

*	Non-income producing security.

**	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2008.

(b)	Dollar roll transaction. See Note 9 to the Financial Statements.

(c)	Securities were valued at fair value — At March 31, 2008, the Fund held $79,374,000 of fair valued securities, representing 40.2% of net assets.

(d)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(e)	Variable or floating rate security. Rate disclosed is as of March 31, 2008.

(f)	Security is subject to delayed delivery. See Note 8 to the Financial Statements.

(g)	Estimated tax basis approximates book cost. See Note H to the Financial Statements.

TBA	— To be announced.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2008	(in U.S. dollars)

Futures Contracts:
Kiewit Investment Fund LLLP had the following futures contract(s) open at March 31, 2008.

	Number	Notional	Expiration	Net Unrealized
	of Contracts	Market Value	Date	Appreciation

Long:
E-mini Russell 2000 Index	1	$69,000	June - 08	$2,668
E-mini S & P 500 Index	7	463,400	June - 08	10,939
E-mini S & P Midcap 400 Index	1	78,150	June - 08	561

				$14,168

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. The complete Schedule of Investments is available (i) without charge, upon request, by calling the Fund toll-free at 800-443-4306; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Assets and Liabilities
March 31, 2008

ASSETS:
Investments, at Value (Cost $188,969,201)	$201,738,265
Cash	748,163
Receivable for Investment Securities Sold	4,315,355
Dividends and Interest Receivable	261,667
Prepaid Insurance Fee	38,730
Receivable from Unit Holders	38,215
Variation Margin Receivable	2,936

Total Assets	207,143,331

LIABILITIES:
Payable for Investment Securities Purchased	7,520,394
Units Redeemed Payable	1,829,827
Advisory and Sub-Advisory Fees Payable	206,037
Administration Fees Payable	52,486
Accrued Expenses	97,953

Total Liabilities	9,706,697

Net Assets	$197,436,634

NET ASSETS CONSIST OF:
Paid-in Capital	$179,381,985
Undistributed Net Investment Income	3,544,751
Accumulated Net Realized Gain	1,726,666
Unrealized Appreciation on:
Investments	12,769,064
Futures Contracts	14,168

Net Assets	$197,436,634

Units Outstanding (unlimited units authorized)	11,707.34

Net Asset Value Per Unit	$16,864.35

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Operations
For the Year Ended March 31, 2008

Investment Income:
Dividends (net of foreign withholding taxes of $473)	$3,848,155
Interest	1,588,260

Total Income	5,436,415

Expenses:
Advisory and Sub-Advisory Fees (Note B)	912,813
Administration Fees (Note C)	311,268
Directors’ and Officers’ Fees	346,839
Legal Fees	247,998
Insurance Fees	137,708
Transfer Agent Fees (Note C)	80,000
Audit Fees	65,648
Printing Fees	45,792
Custodian Fees (Note F)	35,001
Registration and Filing Fees	23,653
Miscellaneous Expenses	23,158

Total Expenses	2,229,878

Net Investment Income	3,206,537

Net Realized Gain (Loss) on:
Investments Sold	1,206,869
Futures Contracts	(82,637)

Net Realized Gain	1,124,232

Change in Unrealized Appreciation (Depreciation) on:
Investments	(11,732,397)
Futures Contracts	7,611

Change in Unrealized Appreciation (Depreciation)	(11,724,786)

Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(10,600,554)

Net Decrease in Net Assets Resulting from Operations	$(7,394,017)

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2008	March 31, 2007

Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,206,537	$2,411,483
Net Realized Gain	1,124,232	591,959
Change in Unrealized Appreciation (Depreciation)	(11,724,786)	15,447,555

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,394,017)	18,450,997

Distributions:
Net Investment Income	—	(2,711,470)

Capital Transactions: (1)
Subscribed	20,375,700	15,297,692
Redeemed	(3,175,804)	(2,733,637)

Net Increase in Net Assets from Capital Unit Transactions	17,199,896	12,564,055

Total Increase in Net Assets	9,805,879	28,303,582

Net Assets:
Beginning of Period	$187,630,755	$159,327,173

End of Period	$197,436,634	$187,630,755

Undistributed Net Investment Income Included in End of Period Net Assets	$3,544,751	$338,214

(1) Capital Transactions:
Units Subscribed	1,126.82	956.46
Units Redeemed	(182.46)	(161.23)

Net Increase from Capital Unit Transactions	944.36	795.23

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Cash Flows

For the Year Ended
March 31, 2008

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(7,394,017)
Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash used in Operating Activities:
Purchase of investment securities	(132,345,993)
Proceeds from disposition of investment securities	120,541,037
Purchase of short-term investment securities, net	(7,359,987)
Increase in receivable for investment securities sold	(2,516,417)
Increase in dividends and interest receivable	(54,729)
Decrease in prepaid insurance fee	29,948
Increase in receivable from unit holders	(38,215)
Increase in payable for investment securities purchased	1,843,337
Increase in advisory and sub-advisory fees payable	17,748
Increase in administration fees payables	19,106
Net change in variation margin	(2,501)
Increase in accrued expenses	27,697
Net accretion of discounts and premiums	(636,945)
Unrealized depreciation on securities and currencies	11,732,397
Net realized gain from investments and currencies	(1,206,869)

Net cash used in operating activities	(17,344,403)

Cash Flows from Financing Activities:
Increase in units redeemed payable	384,690
Proceeds from units subscribed	20,375,700
Payment on units redeemed	(3,175,804)

Net cash provided financing activities	17,584,586

Net increase in cash	240,183

Cash:
Beginning balance	507,980

Ending balance	$748,163

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Financial Highlights

For A Unit Outstanding Throughout the Period

				For the Period
	For the Year Ended	For the Year Ended		August 24, 2005†
	March 31, 2008	March 31, 2007		to March 31, 2006

Net Asset Value, Beginning of Period	$17,432.97	$15,984.27		$15,000.00
Income from Investment Operations:
Net Investment Income	281.66 (a)	227.76	(a)	64.03
Net Realized and Unrealized Gain	(850.28)	1,470.94		920.24

Total from Investment Operations	(568.62)	1,698.70		984.27

Less Distributions from:
Net Investment Income	—	(250.00)		—

Net Asset Value, End of Period	$16,864.35	$17,432.97		$15,984.27

Total Return	(3.26)%	10.65%		6.56%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$197,437	$187,631		$159,327
Ratio of Expenses to Average Net Assets	1.10%	1.20%		1.58%*
Ratio of Net Investment Income to Average Net Assets	1.58%	1.38%		0.70%*
Portfolio Turnover Rate	63%	61%		51%**

†	Commencement of investment operations.

(a)	The net investment income per unit data was determined by using average units outstanding throughout the period.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Notes to Financial Statements
March 31, 2008

Kiewit Investment Fund LLLP (the “Fund”) is a Delaware limited liability limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is operated as an “employees’ securities company” under the 1940 Act and has received orders from the Securities and Exchange Commission (the “Commission” or the “SEC”) exempting the Fund from certain provisions of the 1940 Act. The Fund commenced investment operations on August 24, 2005.

The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.

The Fund is designed as a long-term investment vehicle primarily for current full-time and former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies who are or were participants in the Kiewit Employee Ownership Plan or were holders of Kiewit’s $0.01 par value common stock and members of each such person’s immediate family.

A. Summary of Significant Accounting Policies: The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1.	Security Valuation:

Some Fund securities are priced daily, but for purposes of determining Net Asset Value, all securities are priced on the last business day of each quarter. In computing net asset value, securities and assets of the Fund are valued at market value, if market quotations are readily available, or are valued at fair value as determined in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”). The Board has approved procedures pursuant to which the Fund may value its investments in private investment funds managed by third parties (“Portfolio Funds”) at fair value. As a general matter, the fair value of the Fund’s interest in a private investment fund represents the amount that the Fund believes it reasonably could expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Fund’s Valuation Committee, which consists of the investment adviser, Hall Capital Partners LLC (“Hall Capital Partners” or “the Adviser”) and certain Fund officers, to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds. The Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the portfolio manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.

2.	Futures:

Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. Variation margin payable (receivable) includes initial margin and variation margin, as stated in the Statement of Assets and Liabilities. Futures contracts may be used by the Fund in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in the prices of

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

securities relating to these instruments. The change in value of futures contracts primarily correlates with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

3.	Real Estate Investment Trusts:

The Fund may invest in both publicly and privately traded real estate investment trusts (“REITs”). REITs are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on the national securities exchanges or can be traded privately between individual owners. REITs report information on the source of the distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

4.	Foreign Currency Transactions:

Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

5.	Security Transactions and Investment Income:

Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

6.	Expenses:

Certain expenses have been allocated to the Fund daily on a pro rata basis based upon the respective aggregate net asset value of the Fund.

7.	Dividends and Distributions:

Distributions to unitholders are recorded on the record date determined by the Board. The taxability of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

8.	Delayed Delivery Transactions:

The Fund may purchase or sell securities on a “when-issued” or “delayed delivery” basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Cash or liquid securities are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Fund may lose some flexibility in managing its investments, responding to unitholder redemption requests, or meeting other current obligations. Additionally, losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

9.	Dollar Rolls:

The Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Fund accounts for these transactions as purchases and sales. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the return on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities. During the year ended March 31, 2008, the Fund* engaged in dollar roll transactions:

Average
Maximum	Principal	Average	Average	Amount
Amount	Amount	Amount	Units	Per Unit
Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Fee
During the	as of	During the	During the	During the	Income
Period	03/31/08	Period	Period	Period	Earned

$11,559,643	$5,030,596	$4,497,656	$11,384	$395	$—

*	Payden & Rygel (a Sub-Adviser) engaged in dollar roll transactions on behalf of the Fund.

10.	New Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

B. Advisory and Sub-Advisory Fees: Hall Capital Partners LLC serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board. Effective August 8, 2007, the contract was renewed, and the Fund pays the Advisor an advisory fee of an annual percentage of 0.375% of the Fund’s net assets determined as of the end of each quarter. Under the terms of the advisory contract effective through August 7, 2007, the Fund paid the Adviser an advisory fee computed on the percentage of the Fund’s assets invested in certain asset classes expressed as an annual percentage of the Fund’s net assets and determined and paid as of the end of each quarter as set forth below.

Asset Class Fees	Fees Charged by Adviser

Cash and Fixed Income	0.125%
Passive U.S. Equity (i.e., index investing)	0.125%
Active U.S. Equity	0.500%
Active International Equity	0.500%
Hedge	0.550%

The Fund will pay each Sub-Adviser a sub-advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The Sub-Advisers selected by the Board are: (1) Pzena Investment Management, LLC (“PIM”), which is responsible for a portion of the Fund’s active U.S. equity strategy, (2) Payden & Rygel, which is responsible for a portion of the Fund’s fixed income strategy, including managing the Fund’s cash account, and (3) SSgA Funds Management, Inc. (“SSgA FM”), which is responsible for managing the Fund’s Russell 3000 Index strategy.

As compensation for its investment advisory services, the Fund pays PIM a sub-advisory fee based on the average net assets managed by PIM, payable monthly, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter.

As compensation for its investment advisory services, the Fund pays Payden & Rygel a sub-advisory fee based on the average net assets managed by Payden & Rygel payable monthly, at an annual rate of 0.15% for managing cash and equivalent assets, and 0.22% for managing fixed income assets on the first $50,000,000 and 0.15% per annum thereafter.

As compensation for its investment advisory services, the Fund pays SSgA FM a sub-advisory fee based on the average net assets managed by SSgA FM, payable monthly, of 0.08% of the first $50,000,000, 0.06% of the next $50,000,000, and 0.04% per annum thereafter. There is a minimum per annum fee of $50,000.

The Fund invests in Portfolio Funds, and Portfolio Fund managers are compensated by asset-based fees and by performance fees or incentive allocations. These fees and allocations are not paid directly by the Fund. Rather, each Portfolio Fund deducts such fees directly from its assets.

C. Administration Fees: Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. (“JPMorgan”) provides transfer agent, tax, accounting and administrative services to the Fund. In consideration for these services, the Fund paid JPMorgan a fee of $391,268 for the year ended March 31, 2008.

D. Distributor: Limited Partnership Units of the Fund (“Units”) are distributed by Quasar Distributors, LLC (the “Distributor”). Kiewit pays the Distributor for its services in connection with the offering of Units.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

E. Investment Professional: Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), has been retained to be available to consult with each potential investor. Before any prospective investor may invest in the Fund, the Fund will require the following certifications from the investor: (1) he or she is eligible to own Units and meets other requirements for investment, (2) the investor will not transfer his or her Units except in accordance with the Partnership Agreement, (3) the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and (4) the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. The fees and expenses of the Investment Professional relating to investing in the Fund are paid by Kiewit.

F. Custodian Fees: JPMorgan Chase Bank, N.A., an affiliate of JPMorgan, serves as the Fund’s custodian and maintains custody of the Fund’s assets. In consideration for these services, the Fund paid JPMorgan Chase Bank, N.A. a fee of $35,001 for the year ended March 31, 2008.

G. Federal Income Taxes: The Fund is a limited liability limited partnership and does not pay U.S. Federal income tax on its taxable income. Instead, the income, gain, loss and deductions of the Fund are allocated among the limited partners and Kiewit Investment Holdings Inc., the general partner for tax purposes. Accordingly, no provision has been made for U.S. Federal income tax in the accompanying financial statements.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation Number 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), on March 31, 2008. As of March 31, 2008, Management of the Fund has reviewed all open tax years (2005, 2006 and 2007) and major jurisdictions (Arizona, California, Delaware, Georgia, Hawaii, Massachusetts, Maryland, Missouri, New York, Oregon, Pennsylvania and Virginia) and concluded that the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations.

H. Purchases and Sales: During the year ended March 31, 2008, the Fund’s cost of purchases and proceeds from sales totaled $89,711,929 and $80,616,490, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the year ended March 31, 2008, cost of purchases and proceeds from sales of long-term U.S. Government securities were $42,634,064 and $39,924,547 respectively.

At March 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund were estimated as follows:

	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation

$188,969,201	$23,171,804	$(10,402,740)	$12,769,064

I. Concentration Risk: The Fund may concentrate its investments in issuers of one or more particular industries. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

J. Other: At March 31, 2008, the Fund had one Unitholder who controlled more than 10% of the outstanding Units. The aggregate percentage of Units held by this Unitholder was 40.91%.

K. Indemnification: In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Kiewit Investment Fund LLLP

Independent Registered Public Accounting Firm Report

The Unitholders and Board of Directors
Kiewit Investment Fund LLLP:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Kiewit Investment Fund LLLP as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from August 24, 2005 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kiewit Investment Fund LLLP as of March 31, 2008, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from August 24, 2005 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 21, 2008

Kiewit Investment Fund LLLP

Directors and Officers

The Fund’s Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Delaware law and stated policies of the Fund. The Board elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The Directors and Officers of the Fund, together with information as to their principal business occupation during the last five years, and other information are shown below.

Name;
Position(s) Held with Fund;
Term of Office; Length of Time Served;	Principal Occupation(s) During Past Five Years;
Year of Birth	Other Outside Directorships
Robert D. Bates Director & Chairman of Audit Committee Indefinite; since June 2005 1941
President of Jefferson Pilot Benefit Partners for more than the last five years and consultant to Lincoln National Corporation. Retired from Lincoln National Corporation 9/30/2006, presently a consultant and investor.

Other Directorships: McCarthy Group, LLC, MarketSphere Consulting, LLC, and TNE Holdings, LLC

Michael R. McCarthy Director Indefinite; since September 2004 1951
Chairman of McCarthy Group, LLC for more than the last five years.

Other Directorships: Peter Kiewit Sons’, Inc., McCarthy Group, LLC, HDR, Inc., Election Systems & Software, Inc., Streck, Inc., Adesta, LLC, Cabela’s Incorporated, World’s Foremost Bank, Guild Mortgage, and McCarthy Group Advisors

Ben E. Muraskin, Director, Member of Audit Committee Indefinite; since May 2005 1964	Treasurer of Peter Kiewit Sons’, Inc. since June 2003 and Vice President since January 2000. Other Directorships: None

Philip J. Ruden Chairman of the Board, Member of Audit Committee Indefinite; since September 2004 1959
Executive Vice-President and Chief Investment Officer of Father Flanagan’s Boys’ Home; founded Prodigy Asset Management, LLC in 1991. Prodigy is an SEC registered investment adviser that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families, and institutional clients.

Other Directorships: None

Kenneth E. Stinson Director Indefinite; since September 2004 1942
Chief Executive Officer of Peter Kiewit Sons’, Inc. (Kiewit) from March 1998 until December 2004; Director and Chairman of the Board of Kiewit for more than the last five years.

Other Directorships: Peter Kiewit Sons’, Inc., ConAgra Foods, Inc. and Valmont Industries, Inc.

Robert L. Giles, Jr. Chief Executive Officer, Chief Compliance Officer Annual; since March 2005 1952	Retired from Peter Kiewit Sons’, Inc. (Kiewit) in 1997 after 20 years as Stock Registrar, Internal Audit Manager; Director of Administration for Kiewit Industrial Co.; consultant for Kiewit on various projects since 1999.

Denise A. Meredith Chief Financial Officer Annual; since May 2005 1955	Formerly employed by Peter Kiewit Sons’, Inc. (Kiewit) for 20 years as Accounting Supervisor; formerly employed by Universal Restoration, Inc. as Business Manager from May 2004 to July 2007 and consultant from July 2007 to March 2008; consultant for Kiewit from July 2002 to June 2003.

Gregory Pickard Secretary Annual; since May 2005 1965	Executive Director and Associate General Counsel for J.P. Morgan Investor Services Co.

The address of each director and officer is Kiewit Plaza, Omaha, NE 68131.

Item 2. Code of Ethics.
As of the end of the period, March 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-443-4306.
Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that Robert D. Bates is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bates is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Aggregate fees for professional services rendered for Kiewit Investment Fund LLLP by KPMG LLP for the years ended March 31, 2007 and March 31, 2008 were:

	2007	2008
Audit Fees (a)	$59,400	$64,500
Audit Related Fees (b)	0	0
Tax Fees (c)	0	0
All Other Fees (d)	0	0
Total:	$59,400	$64,500

(a)	Audit Fees: These fees relate to professional services rendered by KPMG LLP for the audits of the Fund’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by KPMG LLP related to audit services in connection with March 31, 2007 and March 31, 2008 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. The tax services provided by KPMG LLP related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, and a review of the Fund’s calculations of capital gain and income distributions.

(d)	All Other Fees: These fees relate to products and services provided by KPMG LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The registrant’s Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) listed above that were approved by the audit committee: 0%.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: N/A.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2007 and March 31, 2008: $0 and $0.

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not Applicable.
Item 6. Investments
(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

KIEWIT INVESTMENT FUND LLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008

		Market
	Shares	Value

EQUITY INVESTMENTS (54.1%)
Common Stocks (Active & Passive Domestic Equities (32.3%)
Consumer Discretionary — 3.2%
99 Cents Only Stores*	100	$989
Aaron Rents, Inc.	100	2,154
Abercrombie & Fitch Co.	353	25,818
AC Moore Arts & Crafts, Inc.*	100	682
Advance Auto Parts, Inc.	400	13,620
Aeropostale, Inc.*	300	8,133
AFC Enterprises*	100	899
Aftermarket Technology Corp.*	100	1,944
AH Belo Corp. (Class A)*	60	686
Amazon.Com, Inc.*	1,250	89,125
Ambassadors Group, Inc.	100	1,889
American Axle & Manufacturing Holdings, Inc.	200	4,100
American Eagle Outfitters, Inc.	800	14,008
American Greetings Corp. (Class A)	200	3,710
Ameristar Casinos, Inc.	100	1,825
AnnTaylor Stores Corp.*	300	7,254
Apollo Group, Inc. (Class A)*	556	24,019
Arbitron, Inc.	100	4,316
Arctic Cat, Inc.	100	729
ArvinMeritor, Inc.	200	2,502
Audiovox Corp.*	100	1,068
Autoliv, Inc.	300	15,060
AutoNation, Inc.*	547	8,188
Autozone, Inc.*	200	22,766
Bally Technologies, Inc.*	200	6,868
Barnes & Noble, Inc.	200	6,130
Beazer Homes USA, Inc.	200	1,890
Bebe Stores, Inc.	100	1,075
Bed Bath & Beyond, Inc.*	1,100	32,450
Belo Corp. (Class A)	300	3,171
Best Buy Co., Inc.	1,313	54,437
Big 5 Sporting Goods Corp.	100	877
Big Lots, Inc.*	400	8,920
BJ’s Restaurants, Inc.*	100	1,441
Black & Decker Corp.	300	19,830
Blockbuster, Inc. (Class A)*	600	1,956
Blue Nile, Inc.*	100	5,415
Bluegreen Corp.*	100	670
Blyth, Inc.	100	1,972
Bob Evans Farms, Inc.	100	2,759
Borders Group, Inc.	200	1,174
BorgWarner, Inc.	500	21,515
Boyd Gaming Corp.	200	4,000
Bright Horizons Family Solutions, Inc.*	100	4,304
Brinker International, Inc.	450	8,347
Brookfield Homes Corp.	88	1,478
Brown Shoe Co., Inc.	225	3,391
Brunswick Corp./DE	300	4,791
Buckle, Inc./The	100	4,473
Build-A-Bear Workshop, Inc.*	100	909
Building Materials Holding Corp.	200	876
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Burger King Holdings, Inc.	300	8,298
Cabela’s, Inc.*	100	1,416
Cablevision Systems Corp.*	800	17,144
California Pizza Kitchen, Inc.*	150	1,966
Callaway Golf Co.	300	4,404
Capella Education Co.*	100	5,460
Career Education Corp.*	300	3,816
Carmax, Inc.*	800	15,536
Carnival Corp.	1,700	68,816
Carter’s, Inc.*	200	3,230
Cato Corp./The (Class A)	100	1,494
CBRL Group, Inc.	110	3,935
CBS Corp. (Class B)	2,500	55,200
CEC Entertainment, Inc.*	100	2,888
Centex Corp.	500	12,105
Central European Media Enterprises Ltd.*	138	11,762
Champion Enterprises, Inc.*	300	3,009
Charlotte Russe Holding, Inc.*	100	1,734
Charming Shoppes, Inc.*	400	1,932
Charter Communications, Inc. (Class A)*	1,000	852
Cheesecake Factory/The*	300	6,537
Chico’s FAS, Inc.*	600	4,266
Childrens Place Retail Stores, Inc./The*	100	2,456
Chipotle Mexican Grill, Inc. (Class B)*	106	10,291
Choice Hotels International, Inc.	100	3,411
Christopher & Banks Corp.	100	999
Circuit City Stores, Inc.	600	2,388
Citadel Broadcasting Corp.	795	1,320
CKE Restaurants, Inc.	200	2,244
CKX, Inc.*	100	952
Clear Channel Communications, Inc.	1,900	55,518
Clear Channel Outdoor Holdings, Inc. (Class A)*	100	1,901
Coach, Inc.*	1,400	42,210
Coinstar, Inc.*	100	2,814
Coldwater Creek, Inc.*	250	1,262
Collective Brands, Inc.*	200	2,424
Columbia Sportswear Co.	100	4,403
Comcast Corp. (Class A)	11,600	224,344
Cooper Tire & Rubber Co	200	2,994
Corinthian Colleges, Inc.*	300	2,169
Cox Radio, Inc. (Class A)*	100	1,188
CROCS, Inc.*	326	5,695
CSK Auto Corp.*	200	1,862
CTC Media, Inc.*	200	5,550
Cumulus Media, Inc. (Class A)*	200	1,276
Darden Restaurants, Inc.	600	19,530
Deckers Outdoor Corp.*	100	10,782
Denny’s Corp.*	300	894
DeVry, Inc.	200	8,368
Dick’s Sporting Goods, Inc.*	400	10,712
Dillard’s, Inc. (Class A)	200	3,442
DIRECTV Group, Inc/.The*	2,900	71,891
Discovery Holding Co. (Class A)*	1,100	23,342
DISH Network Corp. (Class A)*	800	22,984
Dollar Tree, Inc.*	400	11,036
Domino’s Pizza, Inc.	100	1,349
DR Horton, Inc.	1,300	20,475
DreamWorks Animation SKG, Inc. (Class A)*	300	7,734
Dress Barn, Inc.*	200	2,588
Drew Industries, Inc.*	100	2,446
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

DSW, Inc. (Class A)*	100	1,295
Eastman Kodak Co.	1,200	21,204
Emmis Communications Corp. (Class A)*	100	348
Entercom Communications Corp. (Class A)	100	993
Entravision Communications Corp. (Class A)*	300	1,998
Ethan Allen Interiors, Inc.	100	2,843
EW Scripps Co. (Class A)	400	16,804
Exide Technologies*	400	5,240
Expedia, Inc.*	731	16,001
Family Dollar Stores, Inc.	600	11,700
Finish Line (Class A)	100	476
Fleetwood Enterprises, Inc.*	200	920
Foot Locker, Inc.	600	7,062
Ford Motor Co.*	8,600	49,192
Fortune Brands, Inc.	600	41,700
Fossil, Inc.*	200	6,108
Fred’s, Inc. (Class A)	100	1,025
Furniture Brands International, Inc.	200	2,340
GameStop Corp. (Class A)*	600	31,026
Gannett Co., Inc.	900	26,145
Gap, Inc./The	2,300	45,264
Garmin Ltd.	441	23,818
Gaylord Entertainment Co.*	200	6,058
Gemstar-TV Guide International, Inc.*	800	3,760
General Motors Corp.	1,800	34,290
Genesco, Inc.*	100	2,311
Gentex Corp.	500	8,575
Genuine Parts Co.	700	28,154
Getty Images, Inc.*	200	6,400
Goodyear Tire & Rubber Co./The*	1,001	25,826
Gray Television, Inc.	200	1,138
Great Wolf Resorts, Inc.*	100	638
Group 1 Automotive, Inc.	100	2,348
GSI Commerce, Inc.*	100	1,315
Guess ?, Inc.	200	8,094
Gymboree Corp.*	100	3,988
H&R Block, Inc.	1,200	24,912
Hanesbrands, Inc.*	350	10,220
Harley-Davidson, Inc.	1,000	37,500
Harman International Industries, Inc.	300	13,062
Harte-Hanks, Inc.	200	2,734
Hasbro, Inc.	600	16,740
Hearst-Argyle Television, Inc.	100	2,063
Helen of Troy Ltd.*	100	1,677
Hibbett Sports, Inc.*	150	2,316
Home Depot, Inc.	17,867	499,740
HOT Topic, Inc.*	200	862
Hovnanian Enterprises, Inc. (Class A)*	200	2,120
IAC/InterActiveCorp.*	700	14,532
Iconix Brand Group, Inc.*	100	1,735
Idearc, Inc.	530	1,929
Ihop Corp.	100	4,790
Interactive Data Corp.	100	2,847
International Game Technology	1,300	52,273
International Speedway Corp. (Class A)	100	4,120
Interpublic Group of Cos., Inc.*	1,700	14,297
INVESTools, Inc.*	300	3,297
Isle of Capri Casinos, Inc.*	100	715
ITT Educational Services, Inc.*	200	9,186
J Crew Group, Inc.*	200	8,834
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Jack in the Box, Inc.*	314	8,437
Jackson Hewitt Tax Service, Inc.	100	1,147
Jakks Pacific, Inc.*	100	2,757
Jarden Corp.*	222	4,826
JC Penney Co., Inc.	900	33,939
Jo-Ann Stores, Inc.*	100	1,473
John Wiley & Sons, Inc. (Class A)	200	7,940
Johnson Controls, Inc.	2,347	79,329
Jones Apparel Group, Inc.	400	5,368
JOS A Bank Clothiers, Inc.*	125	2,562
Journal Communications, Inc. (Class A)	100	738
KB Home	300	7,419
Kohl’s Corp.*	1,300	55,757
Krispy Kreme Doughnuts, Inc.*	200	610
K-Swiss, Inc. (Class A)	100	1,582
Lamar Advertising Co. (Class A)*	300	10,779
Landry’s Restaurants, Inc.	100	1,628
Las Vegas Sands Corp.*	400	29,456
La-Z-Boy, Inc.	200	1,668
Leapfrog Enterprises, Inc.*	100	705
Lear Corp.*	300	7,773
Lee Enterprises, Inc.	200	2,002
Leggett & Platt, Inc.	600	9,150
Lennar Corp. (Class A)	500	9,405
Liberty Global, Inc. (Class A)*	1,460	49,757
Liberty Media Corp. — Entertainment (Class A)*	2,124	48,087
Liberty Media Corp. — Interactive (Class A)*	2,600	41,964
Life Time Fitness, Inc.*	100	3,121
Lin TV Corp. (Class A)*	100	961
Lithia Motors, Inc. (Class A)	100	1,016
Live Nation, Inc.*	225	2,729
Liz Claiborne, Inc.	400	7,260
LKQ Corp.*	400	8,988
LodgeNet Interactive Corp.*	100	609
Lowe’s Cos., Inc.	5,964	136,814
Ltd Brands, Inc.	1,200	20,520
Lululemon Athletica, Inc.*	100	2,843
Macy’s, Inc.	1,722	39,709
Magna International, Inc. (Class A)	2,075	149,711
Marcus Corp.	100	1,920
MarineMax, Inc.*	100	1,246
Marriott International, Inc/.DE (Class A)	1,300	44,668
Martha Stewart Living Omnimedia (Class A)*	100	743
Marvel Entertainment, Inc.*	200	5,358
Mattel, Inc.	1,500	29,850
Matthews International Corp. (Class A)	100	4,825
McClatchy Co. (Class A)	253	2,707
McDonald’s Corp.	4,675	260,725
McGraw-Hill Cos., Inc./The	1,300	48,035
MDC Holdings, Inc.	100	4,379
Media General, Inc. (Class A)	100	1,402
Mediacom Communications Corp.*	200	866
Men’s Wearhouse, Inc.	200	4,654
Meredith Corp.	200	7,650
Meritage Homes Corp.*	100	1,932
MGM Mirage*	485	28,503
Midas, Inc.*	100	1,719
Modine Manufacturing Co.	100	1,449
Mohawk Industries, Inc.*	200	14,322
Monaco Coach Corp.	100	948
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Morningstar, Inc.*	100	6,135
Movado Group, Inc.	100	1,949
Multimedia Games, Inc.*	100	534
National CineMedia, Inc.	200	4,496
Nautilus, Inc.	100	329
NetFlix, Inc.*	200	6,930
New York Times Co./The (Class A)	500	9,440
Newell Rubbermaid, Inc.	1,100	25,157
News Corp. (Class A)	9,000	168,750
Nike, Inc. (Class B)	1,400	95,200
Nordstrom, Inc.	900	29,340
NutriSystem, Inc.*	100	1,507
NVR, Inc.*	18	10,755
O’Charleys, Inc.	100	1,152
Office Depot, Inc.*	1,100	12,155
OfficeMax, Inc.	300	5,742
Omnicom Group, Inc.	1,274	56,285
O’Reilly Automotive, Inc.*	400	11,408
Orient-Express Hotels Ltd.	200	8,632
Oxford Industries, Inc.	100	2,253
Pacific Sunwear Of California*	300	3,783
Panera Bread Co. (Class A)*	100	4,189
Papa John’s International, Inc.*	200	4,842
Penn National Gaming, Inc.*	300	13,119
Penske Auto Group, Inc.	200	3,892
PEP Boys-Manny Moe & Jack	200	1,992
PetSmart, Inc.	500	10,220
PF Chang’s China Bistro, Inc.*	100	2,844
Phillips-Van Heusen Corp.	200	7,584
Pier 1 Imports, Inc.*	300	1,884
Pinnacle Entertainment, Inc.*	200	2,560
Playboy Enterprises, Inc. (Class B)*	100	833
Polaris Industries, Inc.	200	8,202
Polo Ralph Lauren Corp.	249	14,514
Pool Corp.	200	3,778
priceline.com, Inc.*	200	24,172
Primedia Inc	83	610
Pulte Homes, Inc.	800	11,640
Quiksilver, Inc.*	400	3,924
Radio One, Inc. (Class D)*	300	456
RadioShack Corp.	500	8,125
RC2 Corp.*	100	2,097
RCN Corp.*	100	1,118
Red Robin Gourmet Burgers, Inc.*	100	3,757
Regal Entertainment Group (Class A)	200	3,858
Regis Corp.	200	5,498
Rent-A-Center, Inc./TX*	200	3,670
RH Donnelley Corp.*	220	1,113
Ross Stores, Inc.	500	14,980
Royal Caribbean Cruises Ltd.	500	16,450
Ruby Tuesday, Inc.	200	1,500
Ryland Group, Inc.	200	6,578
Saks, Inc.*	600	7,482
Sally Beauty Holdings, Inc.*	300	2,070
Scholastic Corp.*	100	3,027
Scientific Games Corp. (Class A)*	200	4,222
Sealy Corp.	200	1,520
Sears Holdings Corp.*	294	30,014
Select Comfort Corp.*	150	540
Service Corp. International/US	1,000	10,140
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Sherwin-Williams Co./The	400	20,416
Shuffle Master, Inc.*	100	535
Sinclair Broadcast Group, Inc. (Class A)	200	1,782
Sirius Satellite Radio, Inc.*	5,100	14,586
Six Flags, Inc.*	300	492
Skechers U.S.A., Inc. (Class A)*	100	2,021
Snap-On, Inc.	200	10,170
Sonic Automotive, Inc. (Class A)	100	2,055
Sonic Corp.*	200	4,408
Sotheby’s	200	5,782
Source Interlink Cos., Inc.*	100	190
Spanish Broadcasting System, Inc. (Class A)*	100	177
Speedway Motorsports, Inc.	100	2,507
Stage Stores, Inc.	150	2,430
Stamps.com, Inc.*	100	1,026
Standard-Pacific Corp.	200	972
Stanley Works/The	300	14,286
Staples, Inc.	2,800	61,908
Starbucks Corp.*	2,900	50,750
Starwood Hotels & Resorts Worldwide, Inc.	800	41,400
Steak N Shake Co./The*	100	787
Stein Mart, Inc.	100	562
Steiner Leisure Ltd.*	100	3,300
Steven Madden Ltd.*	150	2,569
Stewart Enterprises, Inc. (Class A)	400	2,568
Strayer Education, Inc.	61	9,302
Sun-Times Media Group, Inc.*	200	144
Superior Industries International, Inc.	100	2,075
Talbots, Inc.	100	1,078
Target Corp.	3,400	172,312
Tempur-Pedic International, Inc.	300	3,300
Tenneco, Inc.*	200	5,588
Texas Roadhouse, Inc. (Class A)*	200	1,960
Thor Industries, Inc.	100	2,977
Tiffany & Co.	500	20,920
Tim Hortons, Inc.	741	25,231
Timberland Co. (Class A)*	200	2,746
Time Warner Cable, Inc. (Class A)*	600	14,988
Time Warner, Inc.	14,099	197,668
TJX Cos., Inc.	6,275	207,514
Toll Brothers, Inc.*	500	11,740
Tractor Supply Co.*	100	3,952
Triarc Cos., Inc. (Class B)	200	1,382
Trump Entertainment Resorts, Inc.*	100	360
TRW Automotive Holdings Corp.*	200	4,674
Tuesday Morning Corp.*	100	518
Tupperware Brands Corp.	200	7,736
Tween Brands, Inc.*	100	2,474
Under Armour, Inc. (Class A)*	100	3,660
Unifirst Corp./MA	100	3,709
Universal Technical Institute, Inc.*	100	1,173
Urban Outfitters, Inc.*	400	12,540
Vail Resorts, Inc.*	100	4,829
Valassis Communications, Inc.*	200	2,170
Valuevision Media, Inc. (Class A)*	100	554
VF Corp.	351	27,206
Viacom, Inc. (Class B)*	2,404	95,246
Virgin Media, Inc.	1,080	15,195
Visteon Corp.*	400	1,504
WABCO Holdings, Inc.	233	10,629
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Walt Disney Co./The	7,760	243,509
Warnaco Group, Inc./The*	200	7,888
Warner Music Group Corp.	300	1,494
Washington Post Co./The (Class B)	23	15,214
WCI Communities, Inc.*	100	335
Weight Watchers International, Inc.	200	9,266
Wendy’s International, Inc.	400	9,224
Westwood One, Inc.*	300	630
Whirlpool Corp.	3,635	315,445
Williams-Sonoma, Inc.	400	9,696
Winnebago Industries	100	1,690
WMS Industries, Inc.*	150	5,395
Wolverine World Wide, Inc.	200	5,802
Wyndham Worldwide Corp.	720	14,890
Wynn Resorts Ltd.	200	20,128
XM Satellite Radio Holdings, Inc. (Class A)*	1,100	12,782
Yum! Brands, Inc.	2,000	74,420
Zale Corp.*	200	3,952
Zumiez, Inc.*	100	1,569

		6,331,993

Consumer Staples — 3.1%
Alberto-Culver Co.	300	8,223
Alliance One International, Inc.*	300	1,812
Altria Group, Inc.	8,269	183,572
American Oriental Bioengineering, Inc.*	300	2,430
Andersons, Inc./The	100	4,461
Anheuser-Busch Cos., Inc.	2,800	132,860
Archer-Daniels-Midland Co.	2,600	107,016
Avon Products, Inc.	1,700	67,218
Bare Escentuals, Inc.*	100	2,342
BJ’s Wholesale Club, Inc.*	200	7,138
Brown-Forman Corp. (Class B)	300	19,866
Bunge Ltd.	500	43,440
Campbell Soup Co.	900	30,555
Casey’s General Stores, Inc.	200	4,520
Central European Distribution Corp.*	150	8,728
Central Garden and Pet Co. (Class A)*	200	888
Chattem, Inc.*	100	6,634
Chiquita Brands International, Inc.*	100	2,311
Church & Dwight Co., Inc.	300	16,272
Clorox Co.	600	33,984
Coca-Cola Co./The	9,089	553,247
Coca-Cola Enterprises, Inc.	1,200	29,040
Colgate-Palmolive Co.	2,000	155,820
ConAgra Foods, Inc.	1,900	45,505
Constellation Brands, Inc. (Class A)*	700	12,369
Corn Products International, Inc.	300	11,142
Costco Wholesale Corp.	1,800	116,946
CVS Caremark Corp.	5,772	233,824
Darling International, Inc.*	300	3,885
Dean Foods Co.	500	10,045
Del Monte Foods Co.	700	6,671
Elizabeth Arden, Inc.*	100	1,995
Energizer Holdings, Inc.*	200	18,096
Estee Lauder Cos., Inc./The	500	22,925
Flowers Foods, Inc.	300	7,425
Fresh Del Monte Produce, Inc.*	100	3,640
General Mills, Inc.	1,300	77,844
Great Atlantic & Pacific Tea Co.*	112	2,937
Green Mountain Coffee Roasters, Inc.*	100	3,165
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Hain Celestial Group, Inc.*	100	2,950
Hansen Natural Corp.*	300	10,590
Herbalife Ltd.	200	9,500
Hershey Co./The	700	26,369
HJ Heinz Co.	1,300	61,061
Hormel Foods Corp.	300	12,498
J&J Snack Foods Corp.	100	2,747
JM Smucker Co./The	200	10,122
Jones Soda Co.*	100	349
Kellogg Co.	900	47,304
Kimberly-Clark Corp.	5,206	336,047
Kraft Foods, Inc.	8,647	268,143
Kroger Co./The	2,700	68,580
Lancaster Colony Corp.	100	3,996
Lance, Inc.	100	1,960
Loews Corp. — Carolina Group	400	29,020
Longs Drug Stores Corp.	100	4,246
McCormick & Co., Inc/MD	500	18,485
Molson Coors Brewing Co. (Class B)	500	26,285
NBTY, Inc.*	200	5,990
Nu Skin Enterprises, Inc. (Class A)	200	3,604
Pantry, Inc./The	100	2,108
Pepsi Bottling Group, Inc.	500	16,955
PepsiAmericas, Inc.	200	5,106
PepsiCo, Inc.	6,400	462,080
Performance Food Group Co.*	200	6,536
Philip Morris International, Inc.*	8,269	418,246
Pilgrim’s Pride Corp.	100	2,023
Prestige Brands Holdings Inc	100	818
Procter & Gamble Co.	12,366	866,486
Ralcorp Holdings, Inc.*	100	5,815
Revlon, Inc. (Class A)*	679	665
Reynolds American, Inc.	700	41,321
Rite Aid Corp.*	2,500	7,350
Ruddick Corp.	200	7,372
Safeway, Inc.	1,700	49,895
Sanderson Farms, Inc.	100	3,801
Sara Lee Corp.	10,175	142,246
Seaboard Corp.	2	3,130
Smithfield Foods, Inc.*	400	10,304
Spartan Stores, Inc.	100	2,085
Spectrum Brands, Inc.*	100	457
SUPERVALU, Inc.	818	24,524
SYSCO Corp.	2,500	72,550
Tootsie Roll Industries, Inc.	109	2,751
TreeHouse Foods, Inc.*	100	2,286
Tyson Foods, Inc. (Class A)	1,100	17,545
United Natural Foods, Inc.*	200	3,742
Universal Corp./Richmond VA	100	6,553
USANA Health Sciences, Inc.*	100	2,203
UST, Inc.	600	32,712
Vector Group Ltd.	115	2,023
Walgreen Co.	3,900	148,551
Wal-Mart Stores, Inc.	13,425	707,229
WD-40 Co.	100	3,325
Weis Markets, Inc.	100	3,447
Whole Foods Market, Inc.	500	16,485
Winn-Dixie Stores, Inc.*	100	1,796
WM Wrigley Jr. Co.	950	59,698

		6,112,856

The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Energy — 3.6%
Alpha Natural Resources, Inc.*	300	13,032
Anadarko Petroleum Corp.	1,800	113,454
Apache Corp.	1,348	162,865
Arch Coal, Inc.	600	26,100
Arena Resources, Inc.*	200	7,742
Atlas America, Inc.	75	4,533
ATP Oil & Gas Corp.*	100	3,272
Atwood Oceanics, Inc.*	100	9,172
Aventine Renewable Energy Holdings, Inc.*	200	1,040
Baker Hughes, Inc.	1,300	89,050
Basic Energy Services, Inc.*	100	2,208
Berry Petroleum Co. (Class A)	200	9,298
Bill Barrett Corp.*	100	4,725
BJ Services Co.	1,200	34,212
BP plc, ADR	2,350	142,527
BPZ Resources, Inc.*	400	8,692
Bristow Group, Inc.*	100	5,367
Cabot Oil & Gas Corp.	400	20,336
Cal Dive International, Inc.*	300	3,114
Cameron International Corp.*	900	37,476
CARBO Ceramics, Inc.	100	4,010
Carrizo Oil & Gas, Inc.*	100	5,927
Cheniere Energy, Inc.*	200	3,960
Chesapeake Energy Corp.	1,900	87,685
Chevron Corp.	8,500	725,560
Cimarex Energy Co.	300	16,422
CNX Gas Corp.*	100	3,228
Complete Production Services, Inc.*	100	2,294
Comstock Resources, Inc.*	200	8,060
Concho Resources, Inc.*	100	2,564
ConocoPhillips	6,437	490,564
Consol Energy, Inc.	700	48,433
Contango Oil & Gas Co.*	100	6,461
Continental Resources, Inc./OK*	200	6,378
Crosstex Energy, Inc.	129	4,379
Delta Petroleum Corp.*	200	4,508
Denbury Resources, Inc.*	1,000	28,550
Devon Energy Corp.	1,800	187,794
Diamond Offshore Drilling, Inc.	300	34,920
Dresser-Rand Group, Inc.*	300	9,225
Dril-Quip, Inc.*	200	9,294
Edge Petroleum Corp.*	100	403
El Paso Corp.	2,700	44,928
Encore Acquisition Co.*	200	8,056
Energy Partners Ltd.*	76	720
ENSCO International, Inc.	600	37,572
EOG Resources, Inc.	1,000	120,000
Evergreen Energy, Inc.*	200	308
EXCO Resources, Inc.*	200	3,700
Exterran Holdings, Inc.*	297	19,168
Exxon Mobil Corp.	21,048	1,780,240
FMC Technologies, Inc.*	600	34,134
Forest Oil Corp.*	294	14,394
Foundation Coal Holdings, Inc.	200	10,066
Frontier Oil Corp.	400	10,904
Frontline Ltd.	200	9,204
General Maritime Corp.	100	2,361
Global Industries Ltd.*	300	4,827
Golar LNG Ltd.	200	3,654
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Goodrich Petroleum Corp.*	100	3,008
Grant Prideco, Inc.*	500	24,610
Grey Wolf, Inc.*	600	4,068
Gulfmark Offshore, Inc.*	100	5,472
Halliburton Co.	3,621	142,414
Harvest Natural Resources, Inc.*	100	1,206
Helix Energy Solutions Group, Inc.*	343	10,804
Helmerich & Payne, Inc.	400	18,748
Hercules Offshore, Inc.*	392	9,847
Hess Corp.	1,100	96,998
Holly Corp.	200	8,682
Hornbeck Offshore Services, Inc.*	100	4,567
International Coal Group., Inc.*	400	2,540
ION Geophysical Corp.*	200	2,760
Lufkin Industries, Inc.	100	6,382
Marathon Oil Corp.	2,806	127,954
Mariner Energy, Inc.*	400	10,804
Massey Energy Co.	300	10,950
Matrix Service Co.*	100	1,718
McMoRan Exploration Co.*	100	1,729
Meridian Resource Corp.*	300	444
Murphy Oil Corp.	800	65,712
Nabors Industries Ltd.*	1,200	40,524
NATCO Group, Inc.*	100	4,675
National Oilwell Varco, Inc.*	1,400	81,732
Newfield Exploration Co.*	500	26,425
Newpark Resources*	300	1,530
Noble Corp.	1,100	54,637
Noble Energy, Inc.	700	50,960
Nordic American Tanker Shipping	100	2,800
Occidental Petroleum Corp.	3,252	237,949
Oceaneering International, Inc.*	200	12,600
Oil States International, Inc.*	200	8,962
Oilsands Quest, Inc.*	800	3,152
Overseas Shipholding Group, Inc.	100	7,004
Pacific Ethanol, Inc.*	100	440
Parallel Petroleum Corp.*	100	1,957
Parker Drilling Co.*	300	1,938
Patriot Coal Corp.*	100	4,697
Patterson-UTI Energy, Inc.	600	15,708
Peabody Energy Corp.	1,100	56,100
Penn Virginia Corp.	200	8,818
PetroHawk Energy Corp.*	730	14,724
Petroleum Development Corp.*	100	6,927
Petroquest Energy, Inc.*	100	1,734
Pioneer Drilling Co.*	100	1,593
Pioneer Natural Resources Co.	500	24,560
Plains Exploration & Production Co.*	537	28,536
Pride International, Inc.*	600	20,970
Quicksilver Resources, Inc.*	400	14,612
Range Resources Corp.	550	34,897
Rentech, Inc.*	500	445
Rosetta Resources, Inc.*	200	3,934
Rowan Cos., Inc.	400	16,472
RPC, Inc.	225	3,418
SandRidge Energy, Inc.*	100	3,915
Schlumberger Ltd.	4,600	400,200
SEACOR Holdings, Inc.*	100	8,536
Ship Finance International Ltd.	100	2,628
Smith International, Inc.	800	51,384
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Southwestern Energy Co.*	1,400	47,166
Spectra Energy Corp.	2,446	55,646
St. Mary Land & Exploration Co.	200	7,700
Stone Energy Corp.*	100	5,231
Sunoco, Inc.	500	26,235
Superior Energy Services*	300	11,886
Swift Energy Co.*	100	4,499
Teekay Corp.	200	8,494
Tesoro Corp.	500	15,000
Tetra Technologies, Inc.*	300	4,752
Tidewater, Inc.	200	11,022
Toreador Resources Corp.*	100	778
Transocean, Inc.*	1,197	161,834
Unit Corp.*	200	11,330
Uranium Resources, Inc.*	300	1,797
USEC, Inc.*	300	1,110
Vaalco Energy, Inc.*	200	994
Valero Energy Corp.	2,200	108,042
VeraSun Energy Corp.*	200	1,470
W&T Offshore, Inc.	100	3,411
Warren Resources, Inc.*	200	2,374
Weatherford International Ltd.*	1,300	94,211
Western Refining, Inc.	100	1,347
W-H Energy Services, Inc.*	100	6,885
Whiting Petroleum Corp.*	181	11,702
Willbros Group, Inc.*	100	3,060
Williams Cos., Inc.	2,400	79,152
World Fuel Services Corp.	100	2,807
XTO Energy, Inc.	2,075	128,360

		7,134,875

Financials — 6.3%
Acadia Realty Trust (REIT)	100	2,415
ACE Ltd.	1,300	71,578
Advance America Cash Advance Centers, Inc.	200	1,510
Advanta Corp. (Class B)	150	1,054
Affiliated Managers Group, Inc.*	200	18,148
Aflac, Inc.	1,900	123,405
Alexander’s, Inc. (REIT)*	10	3,545
Alexandria Real Estate Equities, Inc. (REIT)	142	13,166
Alfa Corp.	100	2,198
Alleghany Corp.*	16	5,573
Allied Capital Corp.	700	12,901
Allied World Assurance Co Holdings Ltd.	200	7,940
Allstate Corp./The	9,825	472,189
AMB Property Corp. (REIT)	400	21,768
AMBAC Financial Group, Inc.	400	2,300
Amcore Financial, Inc.	100	2,035
American Campus Communities, Inc. (REIT)	100	2,736
American Capital Strategies Ltd.	700	23,912
American Equity Investment Life Holding Co.	100	928
American Express Co.	4,100	179,252
American Financial Group, Inc./OH	300	7,668
American Financial Realty Trust (REIT)	400	3,176
American International Group, Inc.	8,782	379,822
American National Insurance	100	10,670
AmeriCredit Corp.*	500	5,035
Ameriprise Financial, Inc.	920	47,702
Anchor Bancorp Wisconsin, Inc.	100	1,897
Annaly Capital Management, Inc. (REIT)	1,872	28,679
Anthracite Capital, Inc. (REIT)	200	1,320
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Anworth Mortgage Asset Corp. (REIT)	200	1,226
AON Corp.	1,200	48,240
Apartment Investment & Management Co. (REIT)	419	15,004
Apollo Investment Corp.	485	7,678
Arch Capital Group Ltd.*	200	13,734
Ares Capital Corp.	338	4,249
Argo Group International Holdings Ltd.*	64	2,273
Arthur J Gallagher & Co.	300	7,086
Ashford Hospitality Trust, Inc. (REIT)	500	2,840
Aspen Insurance Holdings Ltd.	300	7,914
Associated Banc-Corp.	500	13,315
Assurant, Inc.	500	30,430
Assured Guaranty Ltd.	400	9,496
Astoria Financial Corp.	300	8,148
AvalonBay Communities, Inc. (REIT)	300	28,956
Axis Capital Holdings Ltd.	600	20,388
Bancorpsouth, Inc.	300	6,948
Bank Mutual Corp.	200	2,148
Bank of America Corp.	24,733	937,629
Bank of Hawaii Corp.	200	9,912
Bank of New York Mellon Corp./The	4,448	185,615
BankAtlantic Bancorp, Inc. (Class A)	100	391
BankFinancial Corp.	100	1,591
BankUnited Financial Corp. (Class A)	100	501
Banner Corp.	100	2,304
BB&T Corp.	2,193	70,308
Bear Stearns Cos., Inc./The	443	4,647
BioMed Realty Trust, Inc. (REIT)	200	4,778
BlackRock, Inc./New York	256	52,270
BOK Financial Corp.	100	5,223
Boston Private Financial Holdings, Inc.	100	1,059
Boston Properties, Inc. (REIT)	429	39,498
Brandywine Realty Trust (REIT)	369	6,258
BRE Properties, Inc. (REIT)	200	9,112
Brookline Bancorp, Inc.	200	2,296
Brown & Brown, Inc.	400	6,952
Calamos Asset Management, Inc. (Class A)	100	1,628
Camden Property Trust (REIT)	200	10,040
Capital One Financial Corp.	8,704	428,411
Capital Trust, Inc./NY (Class A) (REIT)	100	2,695
CapitalSource, Inc. (REIT)	621	6,005
Capitol Bancorp Ltd.	100	2,114
Capitol Federal Financial	100	3,748
Cascade Bancorp	125	1,195
Cash America International, Inc.	100	3,640
Cathay General Bancorp (Class B)	200	4,146
CB Richard Ellis Group, Inc. (Class A)*	700	15,148
CBL & Associates Properties, Inc. (REIT)	200	4,706
Cedar Shopping Centers, Inc. (REIT)	100	1,168
Centennial Bank Holdings, Inc.*	200	1,256
Centerline Holding Co.	200	812
Central Pacific Financial Corp.	100	1,885
Charles Schwab Corp./The	3,717	69,991
Chemical Financial Corp.	100	2,384
Chimera Investment Corp. (REIT)	220	2,706
Chubb Corp.	1,600	79,168
Cincinnati Financial Corp.	700	26,628
CIT Group, Inc.	800	9,480
Citigroup, Inc.	36,706	786,243
Citizens Republic Bancorp, Inc.	213	2,648
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

City Holding Co.	100	3,990
City National Corp./CA	200	9,892
CME Group, Inc.	216	101,326
CNA Financial Corp.	100	2,579
Cohen & Steers, Inc.	100	2,649
Colonial BancGroup, Inc./The	500	4,815
Colonial Properties Trust (REIT)	200	4,810
Columbia Banking System, Inc.	100	2,238
Comerica, Inc.	600	21,048
Commerce Bancshares, Inc./Kansas City MO	341	14,332
Commerce Group, Inc.	200	7,212
Community Bank System, Inc.	100	2,456
Community Trust Bancorp, Inc.	100	2,930
CompuCredit Corp.*	100	887
Conseco, Inc.*	800	8,160
Corporate Office Properties Trust SBI MD (REIT)	100	3,361
Corus Bankshares, Inc.	200	1,946
Countrywide Financial Corp.	2,300	12,650
Cousins Properties, Inc. (REIT)	100	2,471
Cullen/Frost Bankers, Inc.	200	10,608
CVB Financial Corp.	275	2,863
DCT Industrial Trust, Inc. (REIT)	600	5,976
Deerfield Capital Corp. (REIT)	221	312
Delphi Financial Group, Inc.	150	4,384
Developers Diversified Realty Corp. (REIT)	500	20,940
DiamondRock Hospitality Co. (REIT)	400	5,068
Digital Realty Trust, Inc. (REIT)	200	7,100
Dime Community Bancshares	100	1,748
Discover Financial Services	3,150	51,566
Douglas Emmett, Inc. (REIT)	500	11,030
Downey Financial Corp.	100	1,838
Duke Realty Corp. (REIT)	500	11,405
DuPont Fabros Technology, Inc. (REIT)	200	3,298
E*Trade Financial Corp.*	1,700	6,562
East West Bancorp, Inc.	200	3,550
EastGroup Properties, Inc. (REIT)	100	4,646
Eaton Vance Corp.	400	12,204
Education Realty Trust, Inc. (REIT)	100	1,257
Employers Holdings, Inc.	200	3,708
Endurance Specialty Holdings Ltd.	200	7,320
Enstar Group Ltd.*	36	4,006
Entertainment Properties Trust (REIT)	100	4,933
Equity Lifestyle Properties, Inc. (REIT)	100	4,937
Equity One, Inc. (REIT)	100	2,397
Equity Residential (REIT)	1,100	45,639
Erie Indemnity Co. (Class A)	200	10,238
Essex Property Trust, Inc. (REIT)	100	11,398
Everest Re Group Ltd.	247	22,114
Extra Space Storage, Inc. (REIT)	300	4,857
Ezcorp, Inc. (Class A)*	300	3,693
FBL Financial Group, Inc. (Class A)	100	2,849
Federal National Mortgage Association	16,552	435,649
Federal Realty Investment Trust (REIT)	258	20,111
Federated Investors, Inc. (Class B)	300	11,748
FelCor Lodging Trust, Inc. (REIT)	200	2,406
Fidelity National Financial, Inc. (Class A)	7,990	146,457
Fifth Third Bancorp	2,200	46,024
Financial Federal Corp.	150	3,272
First American Corp.	300	10,182
First Bancorp/Puerto Rico	200	2,032
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

First Busey Corp.	200	4,224
First Cash Financial Services, Inc.*	100	1,033
First Charter Corp.	100	2,671
First Citizens BancShares, Inc./NC (Class A)	26	3,623
First Commonwealth Financial Corp.	200	2,318
First Community Bancorp, Inc./CA	100	2,685
First Financial Bancorp	100	1,345
First Financial Bankshares, Inc.	100	4,098
First Horizon National Corp.	500	7,005
First Industrial Realty Trust, Inc. (REIT)	200	6,178
First Marblehead Corp./The	250	1,865
First Merchants Corp.	100	2,854
First Midwest Bancorp, Inc./IL	200	5,554
First Niagara Financial Group, Inc.	400	5,436
First Place Financial Corp./OH	100	1,300
First Potomac Realty Trust (REIT)	100	1,537
First State Bancorporation/NM	100	1,339
FirstFed Financial Corp.*	100	2,715
FirstMerit Corp.	300	6,198
Flagstar Bancorp, Inc.	100	722
Flushing Financial Corp.	100	1,758
FNB Corp./PA	200	3,122
Forest City Enterprises, Inc. (Class A)	300	11,040
Forestar Real Estate Group, Inc.*	133	3,313
Franklin Bank Corp./Houston TX*	100	303
Franklin Resources, Inc.	636	61,686
Franklin Street Properties Corp. (REIT)	200	2,864
Freddie Mac	13,350	338,022
Fremont General Corp.*	200	96
Friedman Billings Ramsey Group, Inc. (Class A) (REIT)	500	850
Frontier Financial Corp.	150	2,652
Fulton Financial Corp.	725	8,910
FX Real Estate and Entertainment, Inc.*	20	118
General Growth Properties, Inc. (REIT)	800	30,536
Genworth Financial, Inc.	1,700	38,488
Getty Realty Corp. (REIT)	100	1,593
GFI Group, Inc.	100	5,730
Glacier Bancorp, Inc.	150	2,876
GLG Partners, Inc.*	300	3,561
Glimcher Realty Trust (REIT)	100	1,196
GMH Communities Trust (REIT)	100	868
Goldman Sachs Group, Inc./The	1,629	269,420
Gramercy Capital Corp./NY (REIT)	100	2,093
Greenhill & Co., Inc.	100	6,956
Guaranty Financial Group, Inc.*	133	1,412
Hancock Holding Co.	100	4,202
Hanmi Financial Corp.	100	739
Hanover Insurance Group, Inc./The	200	8,228
Harleysville Group, Inc.	100	3,609
Harleysville National Corp.	105	1,514
Hartford Financial Services Group, Inc.	1,300	98,501
HCC Insurance Holdings, Inc.	400	9,076
HCP, Inc. (REIT)	800	27,048
Health Care REIT, Inc. (REIT)	300	13,539
Healthcare Realty Trust, Inc. (REIT)	200	5,230
Highwoods Properties, Inc. (REIT)	200	6,214
Hilb Rogal & Hobbs Co.	100	3,147
Hilltop Holdings, Inc.*	124	1,290
Home Properties, Inc. (REIT)	100	4,799
Horace Mann Educators Corp.	100	1,748
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Hospitality Properties Trust (REIT)	400	13,608
Host Hotels & Resorts, Inc. (REIT)	2,189	34,849
HRPT Properties Trust (REIT)	700	4,711
Hudson City Bancorp, Inc.	2,100	37,128
Huntington Bancshares, Inc./OH	1,353	14,545
IBERIABANK Corp	100	4,425
IMPAC Mortgage Holdings, Inc. (REIT)	300	381
Independent Bank Corp./MI	105	1,090
Independent Bank Corp./Rockland MA	100	2,955
IndyMac Bancorp, Inc.	300	1,488
Infinity Property & Casualty Corp.	100	4,160
Inland Real Estate Corp. (REIT)	200	3,042
Integra Bank Corp.	100	1,620
Interactive Brokers Group, Inc.*	100	2,567
IntercontinentalExchange, Inc.*	300	39,150
International Bancshares Corp.	220	4,968
Invesco Ltd.	1,600	38,976
Investment Technology Group, Inc.*	200	9,236
Investors Bancorp, Inc.*	300	4,605
Investors Real Estate Trust (REIT)	200	1,956
IPC Holdings Ltd.	200	5,600
Irwin Financial Corp.	100	531
iStar Financial, Inc. (REIT)	500	7,015
Janus Capital Group, Inc.	700	16,289
Jefferies Group, Inc.	400	6,452
Jones Lang LaSalle, Inc.	145	11,214
JPMorgan Chase & Co.	17,610	756,350
KBW, Inc.*	100	2,205
Keycorp	1,500	32,925
Kilroy Realty Corp. (REIT)	100	4,911
Kimco Realty Corp. (REIT)	845	33,099
Kite Realty Group Trust (REIT)	100	1,400
Knight Capital Group, Inc. (Class A)*	400	6,496
LaBranche & Co., Inc.*	200	870
Lakeland Bancorp, Inc.	110	1,422
LandAmerica Financial Group, Inc.	100	3,947
LaSalle Hotel Properties (REIT)	200	5,746
Lazard Ltd. (Class A)	200	7,640
Legg Mason, Inc.	498	27,878
Lehman Brothers Holdings, Inc.	5,075	191,023
Leucadia National Corp.	600	27,132
Lexington Realty Trust (REIT)	200	2,882
Liberty Media Corp. — Capital (Class A)*	481	7,571
Liberty Property Trust (REIT)	300	9,333
Lincoln National Corp.	1,049	54,548
Loews Corp.	1,700	68,374
LTC Properties, Inc. (REIT)	100	2,571
Luminent Mortgage Capital, Inc. (REIT)	100	61
M&T Bank Corp.	300	24,144
Macerich Co./The (REIT)	300	21,081
Mack-Cali Realty Corp. (REIT)	300	10,713
Maguire Properties, Inc. (REIT)	100	1,431
Markel Corp.*	43	18,919
Marsh & McLennan Cos., Inc.	2,000	48,700
Marshall & Ilsley Corp.	935	21,692
Max Capital Group Ltd.	200	5,238
MB Financial, Inc.	100	3,078
MBIA, Inc.	1,000	12,220
MCG Capital Corp.	200	1,818
Medical Properties Trust, Inc. (REIT)	100	1,132
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Mercury General Corp.	100	4,431
Merrill Lynch & Co., Inc.	3,773	153,712
MetLife, Inc.	3,265	196,749
MF Global Ltd.*	360	3,568
MFA Mortgage Investments, Inc. (REIT)	700	4,410
MGIC Investment Corp.	300	3,159
Mid-America Apartment Communities, Inc. (REIT)	100	4,984
Midland Co./The	100	6,493
Midwest Banc Holdings, Inc.	100	1,278
Montpelier Re Holdings Ltd.	400	6,420
Moody’s Corp.	900	31,347
Morgan Stanley	9,875	451,288
Nasdaq OMX Group/The*	500	19,330
National City Corp.	2,348	23,363
National Financial Partners Corp.	100	2,247
National Health Investors, Inc. (REIT)	100	3,125
National Penn Bancshares, Inc.	234	4,256
National Retail Properties, Inc. (REIT)	200	4,410
National Western Life Insurance Co. (Class A)	13	2,818
Nationwide Financial Services	200	9,456
Nationwide Health Properties, Inc. (REIT)	400	13,500
Navigators Group, Inc.*	100	5,440
NBT Bancorp, Inc.	100	2,220
Nelnet, Inc. (Class A)	100	1,175
New York Community Bancorp, Inc.	1,200	21,864
NewAlliance Bancshares Inc.	400	4,904
Newcastle Investment, Corp (REIT)	200	1,652
Northern Trust Corp.	900	59,823
NorthStar Realty Finance Corp. (REIT)	200	1,634
Northwest Bancorp, Inc.	100	2,733
Nymex Holdings, Inc.	374	33,896
NYSE Euronext	1,100	67,881
Ocwen Financial Corp.*	100	444
Odyssey Re Holdings Corp.	100	3,675
Old National Bancorp/IN	200	3,600
Old Republic International Corp.	850	10,974
Omega Healthcare Investors, Inc. (REIT)	200	3,472
OneBeacon Insurance Group Ltd.	200	3,804
optionsXpress Holdings, Inc.	200	4,142
Oriental Financial Group	100	1,971
Pacific Capital Bancorp NA	200	4,300
Park National Corp.	40	2,834
Parkway Properties, Inc./Md (REIT)	100	3,696
PartnerRe Ltd.	200	15,260
Pennsylvania Real Estate Investment Trust (REIT)	100	2,439
People’s United Financial, Inc.	1,098	19,006
PFF Bancorp, Inc.	100	832
Philadelphia Consolidated Holding Co.*	300	9,660
Phoenix Cos., Inc./The	300	3,663
Pinnacle Financial Partners, Inc.*	100	2,560
Piper Jaffray Cos.*	100	3,396
Platinum Underwriters Holdings Ltd.	200	6,492
Plum Creek Timber Co., Inc. (REIT)	700	28,490
PMI Group, Inc./The	300	1,746
PNC Financial Services Group, Inc.	1,388	91,011
Popular, Inc.	935	10,902
Portfolio Recovery Associates, Inc.	100	4,289
Post Properties, Inc. (REIT)	200	7,724
Potlatch Corp. (REIT)	138	5,695
Presidential Life Corp.	100	1,744
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Principal Financial Group Inc	1,071	59,676
PrivateBancorp Inc	100	3,147
ProAssurance Corp.*	100	5,383
Progressive Corp./The	2,700	43,389
Prologis (REIT)	979	57,624
Prosperity Bancshares, Inc.	100	2,866
Protective Life Corp.	300	12,168
Provident Bankshares Corp.	100	1,074
Provident Financial Services, Inc.	200	2,828
Provident New York Bancorp	100	1,350
Prudential Financial, Inc.	1,800	140,850
PS Business Parks, Inc. (REIT)	100	5,190
Public Storage (REIT)	464	41,120
Radian Group, Inc.	300	1,971
RAIT Financial Trust (REIT)	200	1,388
Ramco-Gershenson Properties (REIT)	100	2,111
Raymond James Financial, Inc.	300	6,894
Rayonier, Inc. (REIT)	300	13,032
Realty Income Corp. (REIT)	400	10,248
Redwood Trust, Inc. (REIT)	100	3,635
Regency Centers Corp. (REIT)	300	19,428
Regions Financial Corp.	2,736	54,036
Reinsurance Group of America, Inc.	100	5,444
RenaissanceRe Holdings Ltd.	300	15,573
Renasant Corp.	100	2,250
Resource America, Inc. (Class A)	100	945
RLI Corp.	100	4,957
Royal Bank of Canada	26	1,209
S&T Bancorp, Inc.	100	3,217
Safeco Corp.	400	17,552
Safety Insurance Group, Inc.	100	3,413
Sandy Spring Bancorp, Inc.	100	2,752
Saul Centers, Inc. (REIT)	100	5,024
SEI Investments Co.	500	12,345
Selective Insurance Group	200	4,776
Senior Housing Properties Trust (REIT)	400	9,480
Signature Bank/New York NY	100	2,550
Simmons First National Corp. (Class A)	100	2,973
Simon Property Group, Inc. (REIT)	836	77,673
SL Green Realty Corp. (REIT)	231	18,820
SLM Corp.*	2,072	31,805
South Financial Group, Inc./The	300	4,458
Sovereign Bancorp, Inc.	1,460	13,607
Sovran Self Storage, Inc. (REIT)	100	4,271
St Joe Co./The	400	17,172
StanCorp Financial Group, Inc.	200	9,542
Sterling Bancorp./NY	105	1,631
Sterling Bancshares, Inc./TX	300	2,982
Sterling Financial Corp./PA*	100	1,745
Sterling Financial Corp./WA	200	3,122
Stewart Information Services Corp.	100	2,799
Stifel Financial Corp.*	100	4,490
Strategic Hotels & Resorts, Inc. (REIT)	200	2,626
Student Loan Corp./The	20	1,978
Sun Communities, Inc. (REIT)	100	2,050
Sunstone Hotel Investors, Inc. (REIT)	200	3,202
SunTrust Banks, Inc.	1,400	77,196
Susquehanna Bancshares, Inc.	324	6,600
SVB Financial Group*	100	4,364
SWS Group, Inc.	150	1,835
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Synovus Financial Corp.	1,000	11,060
T Rowe Price Group Inc	1,100	55,000
Tanger Factory Outlet Centers (REIT)	100	3,847
Taubman Centers, Inc. (REIT)	200	10,420
TCF Financial Corp.	500	8,960
TD Ameritrade Holding Corp.*	900	14,859
Tejon Ranch Co.*	100	3,732
Texas Capital Bancshares, Inc.*	100	1,688
TFS Financial Corp.	400	4,812
Thornburg Mortgage, Inc. (REIT)	400	424
TierOne Corp.	100	1,128
Torchmark Corp.	5,950	357,655
Tower Group, Inc.	100	2,517
Transatlantic Holdings, Inc.	100	6,635
Travelers Cos., Inc./The	2,400	114,840
Triad Guaranty, Inc.*	100	500
Trustco Bank Corp. NY	300	2,667
Trustmark Corp.	200	4,456
UCBH Holdings, Inc.	300	2,328
UDR, Inc. (REIT)	500	12,260
UMB Financial Corp.	200	8,240
Umpqua Holdings Corp.	200	3,102
UnionBanCal Corp.	200	9,816
United Bankshares, Inc.	100	2,665
United Community Banks, Inc./GA	100	1,698
United Community Financial Corp./OH	100	620
United Fire & Casualty Co.	100	3,740
Unitrin, Inc.	200	7,068
Unum Group	1,500	33,015
Urstadt Biddle Properties, Inc. (REIT)	100	1,573
U-Store-It Trust (REIT)	100	1,133
Valley National Bancorp	441	8,472
Ventas, Inc. (REIT)	500	22,455
Vornado Realty Trust (REIT)	500	43,105
W Holding Co., Inc.	400	476
Wachovia Corp.	7,773	209,871
Waddell & Reed Financial, Inc.	300	9,639
Washington Federal, Inc.	300	6,852
Washington Mutual, Inc.	9,302	95,811
Washington Real Estate Investment Trust (REIT)	200	6,684
Webster Financial Corp.	200	5,574
Weingarten Realty Investors (REIT)	300	10,332
Wells Fargo & Co.	13,313	387,408
WesBanco, Inc.	100	2,471
Wesco Financial Corp.	8	3,232
West Coast Bancorp/OR	100	1,459
Westamerica Bancorporation	100	5,260
Western Alliance Bancorp*	100	1,286
White Mountains Insurance Group Ltd.	33	15,840
Whitney Holding Corp.	200	4,958
Wilmington Trust Corp.	300	9,330
Wintrust Financial Corp.	100	3,495
World Acceptance Corp.*	100	3,185
WR Berkley Corp.	600	16,614
XL Capital Ltd. (Class A)	6,125	180,994
Zenith National Insurance Corp.	150	5,379
Zions Bancorporation	462	21,044

		12,481,926

Health Care — 3.9%
Abaxis, Inc.*	100	2,317
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Abbott Laboratories	6,100	336,415
Abraxis Bioscience, Inc.*	25	1,477
Acorda Therapeutics, Inc.*	164	2,944
Advanced Medical Optics, Inc.*	300	6,090
Aetna, Inc.	2,000	84,180
Affymetrix, Inc.*	200	3,482
Albany Molecular Research, Inc.*	100	1,214
Alexion Pharmaceuticals, Inc.*	200	11,860
Align Technology, Inc.*	200	2,222
Alkermes, Inc.*	300	3,564
Allergan, Inc./United States	1,257	70,882
Allscripts Healthcare Solutions, Inc.*	200	2,064
Alnylam Pharmaceuticals, Inc.*	100	2,440
Alpharma, Inc. (Class A)*	100	2,621
AMAG Pharmaceuticals, Inc.*	100	4,043
Amedisys, Inc.*	134	5,272
American Medical Systems Holdings, Inc.*	200	2,838
AMERIGROUP Corp.*	200	5,466
AmerisourceBergen Corp.	5,375	220,268
Amgen, Inc.*	9,526	397,996
AMN Healthcare Services, Inc.*	100	1,542
Amsurg Corp.*	100	2,368
Amylin Pharmaceuticals, Inc.*	500	14,605
Analogic Corp.	100	6,654
APP Pharmaceuticals, Inc.*	100	1,208
Applera Corp — Applied Biosystems Group	700	23,002
Applera Corp — Celera Group*	300	4,410
Apria Healthcare Group, Inc.*	200	3,950
Arena Pharmaceuticals, Inc.*	100	684
Ariad Pharmaceuticals, Inc.*	200	674
Array Biopharma, Inc.*	200	1,402
Arthrocare Corp.*	100	3,335
Aspect Medical Systems, Inc.*	100	610
Auxilium Pharmaceuticals, Inc.*	200	5,348
Barr Pharmaceuticals, Inc.*	400	19,324
Baxter International, Inc.	2,600	150,332
Beckman Coulter, Inc.	300	19,365
Becton Dickinson & Co.	1,000	85,850
Biogen Idec, Inc.*	1,163	71,745
BioMarin Pharmaceutical, Inc.*	400	14,148
Bio-Rad Laboratories, Inc. (Class A)*	100	8,895
Boston Scientific Corp.*	5,347	68,816
Bristol-Myers Squibb Co.	19,125	407,363
Brookdale Senior Living, Inc.	100	2,390
Bruker Corp.*	300	4,617
Cambrex Corp.	100	693
Cardinal Health, Inc.	1,400	73,514
Celgene Corp.*	1,683	103,151
Cell Genesys, Inc.*	200	470
Centene Corp.*	100	1,394
Cephalon, Inc.*	300	19,320
Cepheid, Inc.*	200	4,878
Cerner Corp.*	300	11,184
Charles River Laboratories International, Inc.*	300	17,682
Chemed Corp.	100	4,220
Cigna Corp.	1,155	46,858
Community Health Systems, Inc.*	400	13,428
Conceptus, Inc.*	100	1,856
Conmed Corp.*	100	2,564
Cooper Cos., Inc./The	200	6,886
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Covance, Inc.*	252	20,908
Coventry Health Care, Inc.*	600	24,210
Covidien Ltd.	2,000	88,500
CR Bard, Inc.	400	38,560
Cross Country Healthcare, Inc.*	100	1,237
Cubist Pharmaceuticals, Inc.*	200	3,684
CV Therapeutics, Inc.*	100	713
Cyberonics, Inc.*	100	1,450
Cypress Bioscience, Inc.*	100	716
DaVita, Inc.*	400	19,104
Dendreon Corp.*	400	1,928
Dentsply International, Inc.	600	23,160
Dionex Corp.*	100	7,699
Eclipsys Corp.*	100	1,961
Edwards Lifesciences Corp.*	200	8,910
Eli Lilly & Co.	3,900	201,201
Encysive Pharmaceuticals, Inc.*	200	470
Endo Pharmaceuticals Holdings, Inc.*	500	11,970
Enzo Biochem, Inc.*	100	909
Enzon Pharmaceuticals, Inc.*	200	1,842
eResearchTechnology, Inc.*	200	2,484
ev3, Inc.*	362	2,947
Exelixis, Inc.*	300	2,085
Express Scripts, Inc.*	900	57,888
Forest Laboratories, Inc.*	1,300	52,013
Genentech, Inc.*	1,800	146,124
Gen-Probe, Inc.*	200	9,640
Gentiva Health Services, Inc.*	100	2,176
Genzyme Corp.*	1,100	81,994
Geron Corp.*	200	976
Gilead Sciences, Inc.*	3,700	190,661
Greatbatch, Inc.*	100	1,841
Haemonetics Corp.*	100	5,958
Health Management Associates, Inc. (Class A)*	900	4,761
Health Net, Inc.*	400	12,320
HealthExtras, Inc.*	100	2,484
Healthsouth Corp.*	300	5,337
Healthspring, Inc.*	200	2,816
Healthways, Inc.*	100	3,534
Henry Schein, Inc.*	400	22,960
Hill-Rom Holdings, Inc.*	300	14,340
HLTH Corp.*	604	5,762
HMS Holdings Corp.*	100	2,855
Hologic, Inc.*	508	28,245
Hospira, Inc.*	600	25,662
Human Genome Sciences, Inc.*	400	2,356
Humana, Inc.*	700	31,402
ICU Medical, Inc.*	100	2,877
Idexx Laboratories, Inc.*	300	14,778
I-Flow Corp.*	100	1,403
Illumina, Inc.*	200	15,180
ImClone Systems, Inc.*	300	12,726
Immucor, Inc.*	300	6,402
IMS Health, Inc.	700	14,707
Incyte Corp.*	300	3,153
Integra LifeSciences Holdings Corp.*	100	4,347
InterMune, Inc.*	100	1,458
Intuitive Surgical, Inc.*	141	45,733
Invacare Corp.	100	2,228
inVentiv Health, Inc.*	100	2,881
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Inverness Medical Innovations, Inc.*	300	9,030
Invitrogen Corp.*	200	17,094
Isis Pharmaceuticals, Inc.*	400	5,644
Johnson & Johnson	15,225	987,646
Kendle International, Inc.*	100	4,492
Keryx Biopharmaceuticals, Inc.*	100	60
Kindred Healthcare, Inc.*	100	2,187
Kinetic Concepts, Inc.*	200	9,246
King Pharmaceuticals, Inc.*	800	6,960
KV Pharmaceutical Co. (Class A)*	100	2,496
Laboratory Corp. of America Holdings*	500	36,840
LCA-Vision, Inc.	100	1,250
Lifecell Corp.*	100	4,203
LifePoint Hospitals, Inc.*	200	5,494
Lincare Holdings, Inc.*	400	11,244
Luminex Corp.*	100	1,965
Magellan Health Services, Inc.*	200	7,938
MannKind Corp.*	100	597
Martek Biosciences Corp.*	100	3,057
Matria Healthcare, Inc.*	100	2,230
McKesson Corp.	1,173	61,430
Medarex, Inc.*	400	3,540
Medco Health Solutions, Inc.*	2,200	96,338
Medicines Co./The*	200	4,040
Medicis Pharmaceutical Corp.	200	3,938
Medtronic, Inc.	4,500	217,665
Mentor Corp.	100	2,572
Merck & Co., Inc.	8,500	322,575
Meridian Bioscience, Inc.	150	5,015
Merit Medical Systems, Inc.*	100	1,583
Millennium Pharmaceuticals, Inc.*	1,300	20,098
Millipore Corp.*	200	13,482
Mylan, Inc.	1,200	13,920
Myriad Genetics, Inc.*	200	8,058
Nabi Biopharmaceuticals*	200	804
Nektar Therapeutics*	300	2,082
Neurocrine Biosciences, Inc.*	100	540
Noven Pharmaceuticals, Inc.*	100	898
NuVasive, Inc.*	100	3,451
Odyssey HealthCare, Inc.*	100	900
Omnicare, Inc.	500	9,080
Omnicell, Inc.*	200	4,020
Onyx Pharmaceuticals, Inc.*	200	5,806
OraSure Technologies, Inc.*	200	1,462
Orthofix International NV*	100	3,977
OSI Pharmaceuticals, Inc.*	212	7,927
Owens & Minor, Inc.	200	7,868
Palomar Medical Technologies, Inc.*	100	1,510
Par Pharmaceutical Cos., Inc.*	100	1,739
Parexel International Corp.*	200	5,220
Patterson Cos., Inc.*	500	18,150
PDL BioPharma, Inc.*	400	4,236
Pediatrix Medical Group, Inc.*	200	13,480
Penwest Pharmaceuticals Co.*	100	260
PerkinElmer, Inc.	400	9,700
Perrigo Co.	300	11,319
Pfizer, Inc.	41,411	866,732
Pharmaceutical Product Development, Inc.	400	16,760
PharmaNet Development Group, Inc.*	100	2,523
PharMerica Corp.*	102	1,690
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Phase Forward, Inc.*	100	1,708
Progenics Pharmaceuticals, Inc.*	100	653
Protalix BioTherapeutics, Inc.*	100	263
PSS World Medical, Inc.*	200	3,332
Psychiatric Solutions, Inc.*	200	6,784
Quest Diagnostics, Inc.	600	27,162
Regeneron Pharmaceuticals, Inc.*	200	3,838
RehabCare Group, Inc.*	100	1,500
Res-Care, Inc.*	100	1,715
Resmed, Inc.*	300	12,654
Rigel Pharmaceuticals, Inc.*	100	1,866
Salix Pharmaceuticals Ltd.*	100	628
Savient Pharmaceuticals, Inc.*	300	6,000
Schering-Plough Corp.	6,400	92,224
Sciele Pharma, Inc.*	100	1,950
Seattle Genetics, Inc./WA*	400	3,640
Senomyx, Inc.*	100	590
Sepracor, Inc.*	400	7,808
Sirona Dental Systems, Inc.*	100	2,697
SonoSite, Inc.*	100	2,843
St Jude Medical, Inc.*	1,300	56,147
STERIS Corp.	200	5,366
Stryker Corp.	1,200	78,060
Sun Healthcare Group, Inc.*	200	2,628
Sunrise Senior Living, Inc.*	200	4,456
SuperGen, Inc.*	200	502
SurModics, Inc.*	100	4,188
Symmetry Medical, Inc.*	100	1,660
Techne Corp.*	200	13,472
Telik, Inc.*	200	488
Tenet Healthcare Corp.*	1,900	10,754
Thermo Fisher Scientific, Inc.*	1,700	96,628
Thoratec Corp.*	200	2,858
Trizetto Group*	100	1,669
United Therapeutics Corp.*	100	8,670
UnitedHealth Group, Inc.	4,926	169,257
Universal American Corp.*	100	1,060
Universal Health Services, Inc. (Class B)	200	10,738
Valeant Pharmaceuticals International*	300	3,849
Varian, Inc.*	100	5,792
Varian Medical Systems, Inc.*	500	23,420
VCA Antech, Inc.	300	8,205
Vertex Pharmaceuticals, Inc.*	500	11,945
Viropharma, Inc.*	200	1,788
Vital Images, Inc.*	100	1,482
Vital Signs, Inc.	100	5,065
Warner Chilcott Ltd. (Class A)*	300	5,400
Waters Corp.*	400	22,280
Watson Pharmaceuticals, Inc.*	400	11,728
WellCare Health Plans, Inc.*	200	7,790
WellPoint, Inc.*	2,147	94,747
West Pharmaceutical Services, Inc.	100	4,423
Wright Medical Group, Inc.*	100	2,414
Wyeth	5,300	221,328
XenoPort, Inc.*	100	4,047
Zimmer Holdings, Inc.*	952	74,123
Zoll Medical Corp.*	200	5,318
Zymogenetics, Inc.*	100	980

		7,769,657

The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Industrials — 3.8%
3M Co.	2,853	225,815
AAR Corp.*	100	2,727
ABM Industries, Inc.	100	2,244
ABX Holdings, Inc.*	200	588
ACCO Brands Corp.*	100	1,357
Actuant Corp. (Class A)	200	6,042
Acuity Brands, Inc.	200	8,590
Administaff, Inc.	100	2,361
Advisory Board Co./The*	100	5,494
Aecom Technology Corp.*	100	2,601
AGCO Corp.*	400	23,952
Aircastle Ltd.	100	1,125
Airtran Holdings, Inc.*	300	1,980
Alaska Air Group, Inc.*	200	3,924
Albany International Corp.	100	3,614
Alexander & Baldwin, Inc.	200	8,616
Alliant Techsystems, Inc.*	146	15,115
Allied Waste Industries, Inc.*	1,200	12,972
Amerco, Inc.*	47	2,683
American Commercial Lines, Inc.*	200	3,160
American Reprographics Co.*	100	1,484
American Science & Engineering, Inc.	100	5,457
American Superconductor Corp.*	100	2,319
Ameron International Corp.	56	5,238
Ametek, Inc.	450	19,760
AMR Corp.*	900	8,118
AO Smith Corp.	100	3,287
Apogee Enterprises, Inc.	100	1,540
Applied Industrial Technologies, Inc.	150	4,484
Arkansas Best Corp.	100	3,186
Armstrong World Industries, Inc.	100	3,566
Astec Industries, Inc.*	100	3,876
Atlas Air Worldwide Holdings, Inc.*	100	5,500
Avery Dennison Corp.	400	19,700
Avis Budget Group, Inc.*	360	3,823
Badger Meter, Inc.	100	4,320
Baldor Electric Co.	200	5,600
Barnes Group, Inc.	200	4,590
BE Aerospace, Inc.*	400	13,980
Beacon Roofing Supply, Inc.*	150	1,500
Belden, Inc.	200	7,064
Blount International, Inc.*	100	1,237
Boeing Co.	3,151	234,340
Bowne & Co., Inc.	100	1,525
Brady Corp. (Class A)	200	6,686
Briggs & Stratton Corp.	200	3,580
Brink’s Co./The	200	13,436
Bucyrus International, Inc.	150	15,248
Burlington Northern Santa Fe Corp.	1,400	129,108
Carlisle Cos., Inc.	200	6,688
Cascade Corp.	100	4,931
Caterpillar, Inc.	2,500	195,725
CBIZ, Inc.*	200	1,624
Celadon Group, Inc.*	100	968
Cenveo, Inc.*	200	2,092
Ceradyne, Inc.*	100	3,196
CH Robinson Worldwide, Inc.	700	38,080
ChoicePoint, Inc.*	300	14,280
Cintas Corp.	500	14,270
CIRCOR International, Inc.	100	4,625
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Clarcor, Inc.	200	7,110
Clean Harbors, Inc.*	100	6,500
Columbus McKinnon Corp./NY*	100	3,098
Comfort Systems USA, Inc.	100	1,301
Commercial Vehicle Group, Inc.*	100	991
Consolidated Graphics, Inc.*	100	5,605
Continental Airlines, Inc. (Class B)*	400	7,692
Con-way, Inc.	200	9,896
Cooper Industries Ltd. (Class A)	700	28,105
Copa Holdings SA (Class A)	100	3,811
Copart, Inc.	300	11,628
Corporate Executive Board Co.	200	8,096
Corrections Corp. of America*	600	16,512
CoStar Group, Inc.*	100	4,300
Covanta Holding Corp.*	400	11,000
CRA International, Inc.*	100	3,214
Crane Co.	200	8,070
CSX Corp.	1,700	95,319
Cubic Corp.	100	2,843
Cummins, Inc.	800	37,456
Curtiss-Wright Corp.	200	8,296
Danaher Corp.	1,000	76,030
Deere & Co.	1,776	142,861
Delta Air Lines, Inc.*	1,154	9,924
Deluxe Corp.	200	3,842
Diamond Management & Technology Consultants, Inc.	100	645
Dollar Thrifty Automotive Group*	100	1,364
Donaldson Co., Inc.	300	12,084
Dover Corp.	800	33,424
DRS Technologies, Inc.	126	7,343
Dun & Bradstreet Corp.	300	24,414
Dynamic Materials Corp.	100	4,320
DynCorp International, Inc. (Class A)*	100	1,668
Eagle Bulk Shipping, Inc.	200	5,152
Eaton Corp.	600	47,802
EMCOR Group, Inc.*	200	4,442
Emerson Electric Co.	3,100	159,526
Encore Wire Corp.	100	1,821
Energy Conversion Devices, Inc.*	100	2,990
EnergySolutions, Inc.	200	4,588
EnerSys*	200	4,784
Ennis, Inc.	100	1,678
EnPro Industries, Inc.*	100	3,119
Equifax, Inc.	655	22,584
ESCO Technologies, Inc.*	100	3,972
Esterline Technologies Corp.*	100	5,037
Evergreen Solar, Inc.*	400	3,708
Expeditors International Washington, Inc.	800	36,144
ExpressJet Holdings, Inc.*	200	526
Fastenal Co	500	22,965
Federal Signal Corp.	200	2,792
FedEx Corp.	1,249	115,745
First Solar, Inc.*	142	32,822
Flowserve Corp.	200	20,876
Fluor Corp.	347	48,983
Force Protection, Inc.*	200	402
Forward Air Corp.	100	3,544
Foster Wheeler Ltd.*	600	33,972
Franklin Electric Co., Inc.	100	3,417
FreightCar America, Inc.	100	3,430
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

FTI Consulting, Inc.*	200	14,208
FuelCell Energy, Inc.*	200	1,330
G&K Services, Inc. (Class A)	100	3,561
Gardner Denver, Inc.*	200	7,420
GATX Corp.	200	7,814
Genco Shipping & Trading Ltd.	100	5,643
GenCorp, Inc.*	200	2,058
General Cable Corp.*	200	11,814
General Dynamics Corp.	1,600	133,392
General Electric Co.	40,515	1,499,460
Genesee & Wyoming, Inc.*	150	5,160
Geo Group, Inc./The*	300	8,532
GeoEye, Inc.*	100	2,599
Gibraltar Industries, Inc.	100	1,173
Goodrich Corp.	500	28,755
Graco, Inc.	300	10,878
GrafTech International Ltd.*	300	4,863
Granite Construction, Inc.	100	3,271
Griffon Corp.*	100	860
Harsco Corp.	400	22,152
Healthcare Services Group	150	3,096
Heartland Express, Inc.	266	3,793
Heico Corp.	100	4,875
Heidrick & Struggles International, Inc.	100	3,253
Herman Miller, Inc.	200	4,914
Hertz Global Holdings, Inc.*	1,200	14,472
Hexcel Corp.*	300	5,733
HNI Corp.	200	5,378
Honeywell International, Inc.	3,100	174,902
Horizon Lines, Inc. (Class A)	100	1,861
HUB Group, Inc. (Class A)*	200	6,578
Hubbell, Inc. (Class B)	200	8,738
Hudson Highland Group, Inc.*	100	847
Huron Consulting Group, Inc.*	100	4,155
IDEX Corp.	300	9,207
IHS, Inc. (Class A)*	100	6,431
II-VI, Inc.*	100	3,798
IKON Office Solutions, Inc.	400	3,040
Illinois Tool Works, Inc.	1,900	91,637
Ingersoll-Rand Co., Ltd. (Class A)	1,100	49,038
Insituform Technologies, Inc.*	100	1,383
Interface, Inc. (Class A)	200	2,810
Interline Brands, Inc.*	100	1,855
ITT Corp.	700	36,267
Jacobs Engineering Group, Inc.*	500	36,795
JB Hunt Transport Services, Inc.	400	12,572
JetBlue Airways Corp.*	550	3,190
Joy Global, Inc.	450	29,322
Kadant, Inc.*	100	2,938
Kaman Corp.	100	2,829
Kansas City Southern*	300	12,033
Kaydon Corp.	100	4,391
KBR, Inc.	675	18,718
Kelly Services, Inc. (Class A)	100	2,056
Kenexa Corp.*	100	1,848
Kennametal, Inc.	400	11,772
Kforce, Inc.*	100	884
Kimball International, Inc.	100	1,072
Kirby Corp.*	200	11,400
Knight Transportation, Inc.	150	2,469
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Knoll, Inc.	100	1,154
Korn/Ferry International*	100	1,690
L-3 Communications Holdings, Inc.	500	54,670
Ladish Co., Inc.*	100	3,600
Landstar System, Inc.	200	10,432
Layne Christensen Co.*	84	2,942
LECG Corp.*	100	936
Lennox International, Inc.	200	7,194
Lincoln Electric Holdings, Inc.	200	12,898
Lindsay Corp.	100	10,247
Lockheed Martin Corp.	1,400	139,020
LSI Industries, Inc.	100	1,321
M&F Worldwide Corp.*	100	3,739
Manitowoc Co., Inc./The	492	20,074
Manpower, Inc.	351	19,747
Masco Corp.	1,500	29,745
McDermott International, Inc.*	900	49,338
Mcgrath Rentcorp.	100	2,411
Medis Technologies Ltd.*	100	907
Middleby Corp.*	70	4,367
Mine Safety Appliances Co.	100	4,119
Mobile Mini, Inc.*	200	3,800
Monster Worldwide, Inc.*	500	12,105
Moog, Inc. (Class A)*	200	8,442
MSC Industrial Direct Co.	200	8,450
Mueller Industries, Inc.	100	2,885
Mueller Water Products, Inc. (Class A)	500	4,090
NACCO Industries, Inc. (Class A)	28	2,266
Navigant Consulting, Inc.*	200	3,796
NCI Building Systems, Inc.*	100	2,420
Nordson Corp.	100	5,385
Norfolk Southern Corp.	1,600	86,912
Northrop Grumman Corp.	3,600	280,116
Northwest Airlines Corp.*	1,000	8,990
Old Dominion Freight Line, Inc.*	150	4,775
Orbital Sciences Corp.*	200	4,820
Oshkosh Corp.	300	10,884
Owens Corning, Inc.*	400	7,252
PACCAR, Inc.	1,450	65,250
Pacer International, Inc.	100	1,643
Pall Corp.	500	17,535
Parker Hannifin Corp.	700	48,489
Pentair, Inc.	400	12,760
PeopleSupport, Inc.*	100	912
Perini Corp.*	100	3,623
PHH Corp.*	200	3,486
Pitney Bowes, Inc.	900	31,518
Power-One, Inc.*	300	963
Precision Castparts Corp.	548	55,940
Quanta Services, Inc.*	622	14,412
Raven Industries, Inc.	100	3,030
Raytheon Co.	1,800	116,298
RBC Bearings, Inc.*	100	3,713
Regal-Beloit Corp.	100	3,663
Republic Airways Holdings, Inc.*	100	2,166
Republic Services, Inc.	750	21,930
Resources Connection, Inc.	200	3,574
Robbins & Myers, Inc.	200	6,530
Robert Half International, Inc.	600	15,444
Rockwell Automation, Inc./DE	600	34,452
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Rockwell Collins, Inc.	700	40,005
Rollins, Inc.	150	2,654
Roper Industries, Inc.	400	23,776
RR Donnelley & Sons Co.	800	24,248
Rush Enterprises, Inc. (Class A)*	150	2,376
Ryder System, Inc.	200	12,182
Saia, Inc.*	100	1,586
School Specialty, Inc.*	100	3,154
Shaw Group, Inc./The*	300	14,142
Simpson Manufacturing Co., Inc.	100	2,718
Skywest, Inc.	200	4,224
Southwest Airlines Co.	3,000	37,200
Spherion Corp.*	200	1,224
Spirit Aerosystems Holdings, Inc. (Class A)*	300	6,654
SPX Corp.	200	20,980
Steelcase, Inc.	200	2,212
Stericycle, Inc.*	400	20,600
Sunpower Corp. (Class A)*	100	7,451
Superior Essex, Inc.*	100	2,812
Taser International, Inc.*	200	1,880
Tecumseh Products Co. (Class A)*	100	3,068
Teledyne Technologies, Inc.*	100	4,700
Teleflex, Inc.	200	9,542
TeleTech Holdings, Inc.*	100	2,246
Tennant Co.	100	3,981
Terex Corp.*	400	25,000
Tetra Tech, Inc.*	200	3,902
Textron, Inc.	1,000	55,420
Thomas & Betts Corp.*	200	7,274
Timken Co.	400	11,888
Titan International, Inc.	100	3,061
Toro Co.	200	8,278
Trane, Inc.	700	32,130
Tredegar Corp.	100	1,821
Trinity Industries, Inc.	300	7,995
Triumph Group, Inc.	100	5,693
TrueBlue, Inc.*	200	2,688
Tyco International Ltd.	2,000	88,100
UAL Corp.	400	8,612
UAP Holding Corp.	200	7,668
Union Pacific Corp.	1,100	137,918
United Parcel Service, Inc. (Class B)	2,700	197,154
United Rentals, Inc.*	400	7,536
United Stationers, Inc.*	100	4,770
United Technologies Corp.	3,900	268,398
Universal Forest Products, Inc.	100	3,220
URS Corp.*	300	9,807
US Airways Group, Inc.*	348	3,101
USG Corp.*	300	11,046
UTi Worldwide, Inc.	400	8,032
Valmont Industries, Inc.	100	8,789
Viad Corp.	100	3,601
Vicor Corp.	100	1,194
Wabash National Corp.	100	899
Wabtec Corp.	200	7,532
Walter Industries, Inc.	200	12,526
Waste Connections, Inc.*	300	9,222
Waste Management, Inc.	2,000	67,120
Watsco, Inc.	100	4,142
Watson Wyatt Worldwide, Inc. (Class A)	200	11,350
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Watts Water Technologies, Inc. (Class A)	100	2,803
Werner Enterprises, Inc.	200	3,712
WESCO International, Inc.*	200	7,298
Woodward Governor Co.	200	5,344
WW Grainger, Inc.	300	22,917
YRC Worldwide, Inc.*	200	2,624

		7,380,337

Information Technology — 5.0%
3Com Corp.*	1,300	2,977
Acacia Research — Acacia Technologies*	100	575
Accenture Ltd. (Class A)	2,400	84,408
ACI Worldwide, Inc.*	100	1,992
Actel Corp.*	100	1,531
Activision, Inc.*	1,100	30,041
Acxiom Corp.	300	3,561
Adaptec, Inc.*	400	1,176
ADC Telecommunications, Inc.*	400	4,832
Adobe Systems, Inc.*	2,276	81,003
Adtran, Inc.	200	3,700
Advanced Energy Industries, Inc.*	100	1,326
Advanced Micro Devices, Inc.*	2,100	12,369
Advent Software, Inc.*	100	4,262
Affiliated Computer Services, Inc. (Class A)*	5,575	279,363
Agilent Technologies, Inc.*	1,531	45,670
Agilysys, Inc.	80	928
Akamai Technologies, Inc.*	600	16,896
Alcatel-Lucent, ADR	71,875	414,000
Alliance Data Systems Corp.*	300	14,253
Altera Corp.	1,400	25,802
Amdocs Ltd.*	800	22,688
Amkor Technology, Inc.*	400	4,280
Amphenol Corp. (Class A)	800	29,800
Anadigics, Inc.*	300	1,968
Analog Devices, Inc.	1,300	38,376
Anixter International, Inc.*	100	6,404
Ansys, Inc.*	300	10,356
Apple, Inc.*	3,380	485,030
Applied Materials, Inc.	5,500	107,305
Applied Micro Circuits Corp.*	250	1,795
Ariba, Inc.*	200	1,932
Arris Group, Inc.*	393	2,287
Arrow Electronics, Inc.*	500	16,825
Atheros Communications, Inc.*	200	4,168
Atmel Corp.*	1,400	4,872
ATMI, Inc.*	100	2,783
Autodesk, Inc.*	900	28,332
Automatic Data Processing, Inc.	2,190	92,834
Avid Technology, Inc.*	200	4,868
Avnet, Inc.*	600	19,638
Avocent Corp.*	200	3,380
AVX Corp.	200	2,562
Axcelis Technologies, Inc.*	300	1,680
Bankrate, Inc.*	76	3,792
BEA Systems, Inc.*	1,700	32,555
BearingPoint, Inc.*	600	1,008
Benchmark Electronics, Inc.*	250	4,488
Black Box Corp.	100	3,085
Blackbaud, Inc.	100	2,428
Blackboard, Inc.*	100	3,333
Blue Coat Systems, Inc.*	200	4,408
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

BMC Software, Inc.*	800	26,016
Borland Software Corp.*	300	606
Brightpoint, Inc.*	270	2,257
Broadcom Corp. (Class A)*	1,900	36,613
Broadridge Financial Solutions, Inc.	550	9,680
Brocade Communications Systems, Inc.*	1,600	11,680
Brooks Automation, Inc.*	311	3,023
CA, Inc.	11,050	248,625
Cabot Microelectronics Corp.*	100	3,215
CACI International, Inc. (Class A)*	100	4,555
Cadence Design Systems, Inc.*	1,100	11,748
Checkpoint Systems, Inc.*	100	2,685
Ciber, Inc.*	200	980
Ciena Corp.*	271	8,355
Cirrus Logic, Inc.*	300	2,016
Cisco Systems, Inc.*	23,900	575,751
Citrix Systems, Inc.*	700	20,531
CMGI, Inc.*	160	2,122
CNET Networks, Inc.*	400	2,840
Cogent, Inc.*	100	943
Cognex Corp.	200	4,366
Cognizant Technology Solutions Corp. (Class A)*	1,104	31,828
Cohu, Inc.	100	1,625
CommScope, Inc.*	215	7,488
Commvault Systems, Inc.*	200	2,480
Computer Sciences Corp.*	2,775	113,192
Compuware Corp.*	1,300	9,542
Comtech Telecommunications Corp.*	100	3,900
Concur Technologies, Inc.*	200	6,210
Conexant Systems, Inc.*	1,600	928
Convergys Corp.*	500	7,530
Corning, Inc.	6,200	149,048
Credence Systems Corp.	300	510
Cree, Inc.*	300	8,388
CSG Systems International, Inc.*	200	2,274
CTS Corp.	100	1,070
Cybersource Corp.*	300	4,383
Cymer, Inc.*	200	5,208
Cypress Semiconductor Corp.*	600	14,166
Daktronics, Inc.	200	3,582
DealerTrack Holdings, Inc.*	100	2,022
Dell, Inc.*	8,900	177,288
Diebold, Inc.	300	11,265
Digital River, Inc.*	200	6,194
Diodes, Inc.*	150	3,294
Dolby Laboratories, Inc. (Class A)*	200	7,252
DSP Group, Inc.*	100	1,274
DST Systems, Inc.*	200	13,148
DTS, Inc./TN*	100	2,400
Dycom Industries, Inc.*	160	1,922
Earthlink, Inc.*	400	3,020
eBay, Inc.*	4,500	134,280
Echelon Corp.*	100	1,350
EchoStar Corp. (Class A)*	160	4,726
Electro Scientific Industries, Inc.*	100	1,648
Electronic Arts, Inc.*	1,200	59,904
Electronic Data Systems Corp.	1,900	31,635
Electronics for Imaging*	200	2,984
EMC Corp./Massachusetts*	8,300	119,022
Emulex Corp.*	300	4,872
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Entegris, Inc.*	400	2,876
Epicor Software Corp.*	200	2,240
Equinix, Inc.*	147	9,774
Euronet Worldwide, Inc.*	200	3,852
Exar Corp.*	100	823
Extreme Networks*	400	1,240
F5 Networks, Inc.*	400	7,268
Factset Research Systems, Inc.	200	10,774
Fair Isaac Corp.	200	4,304
Fairchild Semiconductor International, Inc.*	400	4,768
FEI Co.*	100	2,183
Fidelity National Information Services, Inc.	722	27,537
Finisar Corp.*	700	896
Fiserv, Inc.*	700	33,663
Flir Systems, Inc.*	532	16,008
Formfactor, Inc.*	200	3,820
Foundry Networks, Inc.*	600	6,948
Gartner, Inc.*	200	3,868
Gevity HR, Inc.	100	866
Global Cash Access Holdings, Inc.*	100	586
Global Payments, Inc.	300	12,408
Google, Inc. (Class A)*	894	393,780
Harmonic, Inc.*	300	2,280
Harris Corp.	500	24,265
Hewitt Associates, Inc. (Class A)*	500	19,885
Hewlett-Packard Co.	9,710	443,359
Hittite Microwave Corp.*	100	3,742
Hutchinson Technology, Inc.*	100	1,591
Hypercom Corp.*	200	868
Imation Corp.	100	2,274
Informatica Corp.*	300	5,118
Infospace, Inc.	100	1,157
infoUSA, Inc.	100	611
Ingram Micro, Inc.*	500	7,915
Insight Enterprises, Inc.*	200	3,500
Integrated Device Technology, Inc.*	660	5,894
Intel Corp.	22,924	485,530
InterDigital, Inc.*	200	3,962
Intermec, Inc.*	200	4,438
Internap Network Services Corp.*	200	992
International Business Machines Corp.	5,407	622,562
International Rectifier Corp.*	300	6,450
Internet Capital Group, Inc.*	100	1,047
Intersil Corp. (Class A)	500	12,835
InterVoice, Inc.*	100	796
Interwoven, Inc.*	200	2,136
Intevac, Inc.*	100	1,295
Intuit, Inc.*	1,300	35,113
Ipass, Inc.*	200	604
Iron Mountain, Inc.*	700	18,508
Itron, Inc.*	100	9,023
Ixia*	100	776
j2 Global Communications, Inc.*	200	4,464
Jabil Circuit, Inc.	700	6,622
Jack Henry & Associates, Inc.	300	7,401
JDA Software Group, Inc.*	100	1,825
JDS Uniphase Corp.*	712	9,534
Juniper Networks, Inc.*	2,100	52,500
Kemet Corp.*	300	1,212
Kla-Tencor Corp.	800	29,680
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Knot, Inc./The*	100	1,175
Kulicke & Soffa Industries, Inc.*	200	956
L-1 Identity Solutions, Inc.*	141	1,875
Lam Research Corp.*	500	19,110
Lattice Semiconductor Corp.*	400	1,136
Lawson Software, Inc.*	400	3,012
Lexmark International, Inc. (Class A)*	400	12,288
Linear Technology Corp.	900	27,621
Lionbridge Technologies*	200	670
Littelfuse, Inc.*	100	3,497
LoJack Corp.*	100	1,264
Loral Space & Communications, Inc.*	100	2,384
LSI Corp.*	2,996	14,830
LTX Corp.*	200	628
Macrovision Corp.*	200	2,700
Magma Design Automation, Inc.*	100	957
Manhattan Associates, Inc.*	100	2,293
Mantech International Corp. (Class A)*	100	4,536
Marchex, Inc. (Class B)	100	998
Marvell Technology Group Ltd.*	1,700	18,496
MasTec, Inc.*	100	821
Mastercard, Inc. (Class A)	319	71,134
Mattson Technology, Inc.*	200	1,218
MAXIMUS, Inc.	100	3,671
McAfee, Inc.*	600	19,854
MEMC Electronic Materials, Inc.*	900	63,810
Mentor Graphics Corp.*	300	2,649
Mercadolibre, Inc.*	100	3,976
Mercury Computer Systems, Inc.*	100	562
Metavante Technologies, Inc.*	311	6,217
Methode Electronics, Inc.	100	1,169
Mettler Toledo International, Inc.*	200	19,424
Micrel, Inc.	200	1,854
Microchip Technology, Inc.	800	26,184
Micron Technology, Inc.*	2,677	15,982
Micros Systems, Inc.*	400	13,464
Microsemi Corp.*	300	6,840
Microsoft Corp.	37,285	1,058,149
MicroStrategy, Inc.*	48	3,552
Microtune, Inc.*	200	732
Midway Games, Inc.*	100	270
MKS Instruments, Inc.*	100	2,140
Molex, Inc.	500	11,580
MoneyGram International, Inc.	300	558
Motorola, Inc.	9,100	84,630
Move, Inc.*	500	1,540
MPS Group, Inc.*	300	3,546
MSC.Software Corp.*	300	3,897
MTS Systems Corp.	100	3,226
National Instruments Corp.	200	5,228
National Semiconductor Corp.	1,200	21,984
NAVTEQ Corp.*	400	27,200
NCR Corp.*	700	15,981
Net 1 UEPS Technologies, Inc.*	200	4,510
NetApp, Inc.*	1,400	28,070
Netgear, Inc.*	100	1,995
Netlogic Microsystems, Inc.*	100	2,414
NeuStar, Inc. (Class A)*	300	7,944
Newport Corp.*	100	1,117
Novatel Wireless, Inc.*	100	968
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Novell, Inc.*	1,200	7,548
Novellus Systems, Inc.*	500	10,525
Nuance Communications, Inc.*	500	8,705
Nvidia Corp.*	2,050	40,570
Omniture, Inc.*	100	2,321
Omnivision Technologies, Inc.*	200	3,364
ON Semiconductor Corp.*	1,230	6,986
Openwave Systems, Inc.	300	735
Oracle Corp.*	19,065	372,911
Packeteer, Inc.*	100	509
Palm, Inc.	300	1,500
Parametric Technology Corp.*	360	5,753
Park Electrochemical Corp.	100	2,585
Paychex, Inc.	1,300	44,538
PDF Solutions, Inc.*	100	551
Perot Systems Corp. (Class A)*	300	4,512
Photronics, Inc.*	100	955
Plantronics, Inc.	200	3,862
Plexus Corp.*	200	5,610
PMC — Sierra, Inc.*	600	3,420
Polycom, Inc.*	300	6,762
Powerwave Technologies, Inc.*	300	765
Progress Software Corp.*	100	2,992
QLogic Corp.*	600	9,210
Qualcomm, Inc.	6,600	270,600
Quality Systems, Inc.	100	2,987
Quantum Corp.*	600	1,284
Quest Software, Inc.*	200	2,614
Rackable Systems, Inc.*	100	912
Radisys Corp.*	100	1,009
Rambus, Inc.*	500	11,655
RealNetworks, Inc.*	400	2,292
Red Hat, Inc.*	800	14,712
RF Micro Devices, Inc.*	600	1,596
Riverbed Technology, Inc.*	100	1,486
Rofin-Sinar Technologies, Inc.*	200	8,980
Rogers Corp.*	100	3,341
S1 Corp.*	225	1,600
SAIC, Inc.*	744	13,831
Salesforce.com, Inc.*	400	23,148
SanDisk Corp.*	900	20,313
Sanmina-SCI Corp.*	1,700	2,754
Sapient Corp.*	300	2,088
SAVVIS, Inc.*	200	3,254
Scansource, Inc.*	200	7,238
Seagate Technology	2,200	46,068
Secure Computing Corp.*	100	645
Semtech Corp.*	200	2,866
Sigma Designs, Inc.*	100	2,267
Silicon Image, Inc.*	300	1,503
Silicon Laboratories, Inc.*	200	6,308
Silicon Storage Technology, Inc.*	300	786
SiRF Technology Holdings, Inc.*	200	1,018
Skyworks Solutions, Inc.*	500	3,640
Sohu.com, Inc.*	100	4,513
Solera Holdings, Inc.*	100	2,436
Sonic Solutions, Inc.*	100	965
SonicWALL, Inc.*	200	1,634
Sonus Networks, Inc.*	800	2,752
Spansion, Inc. (Class A)*	200	550
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

SPSS, Inc.*	100	3,878
SRA International, Inc. (Class A)*	100	2,431
Standard Microsystems Corp.*	100	2,918
Sun Microsystems, Inc.*	3,425	53,190
Supertex, Inc.*	100	2,041
Sybase, Inc.*	300	7,890
Sycamore Networks, Inc.*	600	2,196
SYKES Enterprises, Inc.*	100	1,759
Symantec Corp.*	3,600	59,832
Symmetricom, Inc.*	200	698
Symyx Technologies*	100	750
Synaptics, Inc.*	100	2,388
Synchronoss Technologies, Inc.*	100	2,003
Synopsys, Inc.*	500	11,355
Take-Two Interactive Software, Inc.*	300	7,656
Tech Data Corp.*	200	6,560
Technitrol, Inc.	100	2,313
Tekelec*	200	2,490
Tellabs, Inc.*	1,500	8,175
Teradata Corp.*	700	15,442
Teradyne, Inc.*	800	9,936
Tessera Technologies, Inc.*	200	4,160
Texas Instruments, Inc.	5,200	147,004
THQ, Inc.*	250	5,450
TIBCO Software, Inc.*	700	4,998
Tivo, Inc.*	200	1,752
TNS, Inc.*	100	2,064
Total System Services, Inc.	883	20,892
Trident Microsystems, Inc.*	200	1,030
Trimble Navigation Ltd.*	400	11,436
TriQuint Semiconductor, Inc.*	500	2,530
TTM Technologies, Inc.*	200	2,264
Tyco Electronics Ltd.	1,900	65,208
Tyler Technologies, Inc.*	100	1,398
Ultimate Software Group, Inc.*	100	3,006
Ultratech, Inc.*	100	961
Unisys Corp.*	1,100	4,873
United Online, Inc.	200	2,112
Universal Display Corp.*	100	1,432
Utstarcom, Inc.*	300	852
Valueclick, Inc.*	300	5,175
Varian Semiconductor Equipment Associates, Inc.*	375	10,556
Vasco Data Security International, Inc.*	100	1,368
Veeco Instruments, Inc.*	100	1,663
VeriFone Holdings, Inc.*	200	3,174
VeriSign, Inc.*	900	29,916
Viasat, Inc.*	100	2,172
Vignette Corp.*	100	1,321
Vishay Intertechnology, Inc.*	800	7,248
VistaPrint Ltd.*	200	6,990
Vmware, Inc. (Class A)*	140	5,995
Websense, Inc.*	200	3,750
Western Digital Corp.*	900	24,336
Western Union Co./The	3,000	63,810
Wind River Systems, Inc.*	200	1,548
Wright Express Corp.*	100	3,073
Xerox Corp.	3,600	53,892
Xilinx, Inc.	1,300	30,875
Yahoo!, Inc.*	4,755	137,562
Zebra Technologies Corp.*	300	9,996
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Zoran Corp.*	200	2,732

		9,903,425

Materials — 1.2%
AbitibiBowater, Inc.	341	4,402
Air Products & Chemicals, Inc.	900	82,800
Airgas, Inc.	300	13,641
AK Steel Holding Corp.	400	21,768
Albemarle Corp.	400	14,608
Alcoa, Inc.	3,215	115,933
Allegheny Technologies, Inc.	400	28,544
AMCOL International Corp.	100	3,123
Apex Silver Mines Ltd.*	300	3,636
Aptargroup, Inc.	300	11,679
Arch Chemicals, Inc.	100	3,726
Ashland, Inc.	200	9,460
Ball Corp.	400	18,376
Bemis Co., Inc.	400	10,172
Brush Engineered Materials, Inc.*	100	2,567
Cabot Corp.	200	5,600
Calgon Carbon Corp.*	200	3,010
Carpenter Technology Corp.	200	11,194
Celanese Corp. (Class A)	500	19,525
Century Aluminum Co.*	100	6,624
CF Industries Holdings, Inc.	200	20,724
Chemtura Corp.	800	5,872
Chesapeake Corp.	100	481
Cleveland-Cliffs, Inc.	200	23,964
Coeur d’Alene Mines Corp.*	2,000	8,080
Commercial Metals Co.	500	14,985
Compass Minerals International, Inc.	100	5,898
Crown Holdings, Inc.*	700	17,612
Cytec Industries, Inc.	200	10,770
Deltic Timber Corp.	100	5,570
Domtar Corp.*	1,628	11,119
Dow Chemical Co./The	3,800	140,030
Eagle Materials, Inc.	200	7,110
Eastman Chemical Co.	300	18,735
Ecolab, Inc.	700	30,401
EI Du Pont de Nemours & Co.	3,600	168,336
Ferro Corp.	100	1,486
Flotek Industries, Inc.*	100	1,459
FMC Corp.	400	22,196
Freeport-McMoRan Copper & Gold, Inc.	1,536	147,794
Georgia Gulf Corp.	100	693
Glatfelter	200	3,022
Greif, Inc. (Class A)	200	13,586
Haynes Internationa, Inc.*	100	5,488
HB Fuller Co.	200	4,082
Headwaters, Inc.*	100	1,319
Hecla Mining Co.*	400	4,464
Hercules, Inc.	400	7,316
Huntsman Corp.	300	7,065
Innospec, Inc.	200	4,240
International Flavors & Fragrances, Inc.	300	13,215
International Paper Co.	1,700	46,240
Kaiser Aluminum Corp.	100	6,930
Koppers Holdings, Inc.	100	4,431
Louisiana-Pacific Corp.	400	3,672
Lubrizol Corp.	300	16,653
Martin Marietta Materials Inc.	200	21,234
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

MeadWestvaco Corp.	700	19,054
Minerals Technologies, Inc.	100	6,280
Monsanto Co.	2,200	245,300
Mosaic Co./The*	600	61,560
Myers Industries, Inc.	100	1,313
Nalco Holding Co.	600	12,690
Neenah Paper, Inc.	100	2,578
NewMarket Corp.	100	7,545
Newmont Mining Corp.	1,700	77,010
Nucor Corp.	1,200	81,288
Olin Corp.	200	3,952
OM Group, Inc.*	100	5,454
Owens-Illinois, Inc.*	632	35,664
Packaging Corp. of America	300	6,699
Pactiv Corp.*	500	13,105
PolyOne Corp.*	300	1,911
PPG Industries, Inc.	700	42,357
Praxair, Inc.	1,300	109,499
Quanex Corp.	150	7,761
Reliance Steel & Aluminum Co.	300	17,958
Rock-Tenn Co. (Class A)	100	2,997
Rockwood Holdings, Inc.*	100	3,277
Rohm & Haas Co.	600	32,448
Royal Gold, Inc.	100	3,017
RPM International, Inc.	400	8,376
RTI International Metals, Inc.*	100	4,521
Schnitzer Steel Industries, Inc.	100	7,102
Schulman A, Inc.	70	1,437
Schweitzer-Mauduit International, Inc.	100	2,314
Scotts Miracle-Gro Co./The (Class A)	206	6,679
Sealed Air Corp.	600	15,150
Sensient Technologies Corp.	200	5,898
Sigma-Aldrich Corp.	600	35,790
Silgan Holdings, Inc.	100	4,963
Smurfit-Stone Container Corp.*	800	6,160
Sonoco Products Co.	400	11,452
Southern Copper Corp.	270	28,034
Spartech Corp.	100	845
Steel Dynamics, Inc.	800	26,432
Stillwater Mining Co.*	100	1,547
Temple-Inland, Inc.	400	5,088
Terra Industries, Inc.*	400	14,212
Texas Industries, Inc.	100	6,011
Titanium Metals Corp.	300	4,515
Tronox, Inc. (Class B)	80	312
United States Steel Corp.	500	63,435
Valspar Corp.	400	7,936
Vulcan Materials Co.	423	28,087
Wausau Paper Corp.	100	826
Weyerhaeuser Co.	900	58,536
Worthington Industries, Inc.	200	3,374
WR Grace & Co.*	200	4,564
Zep, Inc.	100	1,622
Zoltek Cos., Inc.*	100	2,652

		2,385,247

Telecommunication Services — 0.9%
Alaska Communications Systems Group, Inc.	100	1,224
American Tower Corp. (Class A)*	1,600	62,736
AT&T, Inc.	24,271	929,579
Cbeyond, Inc.*	100	1,879
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Centennial Communications Corp.*	100	591
CenturyTel, Inc.	400	13,296
Cincinnati Bell, Inc.*	800	3,408
Citizens Communications Co.	1,476	15,483
Clearwire Corp. (Class A)*	100	1,481
Cogent Communications Group, Inc.*	200	3,662
Consolidated Communications Holdings, Inc.	3	45
Crown Castle International Corp.*	937	32,317
Embarq Corp.	580	23,258
Fairpoint Communications, Inc.	100	902
FiberTower Corp.*	200	352
General Communication, Inc. (Class A)*	200	1,228
Global Crossing Ltd.*	200	3,032
IDT Corp. (Class B)*	200	774
Iowa Telecommunications Services, Inc.	100	1,773
iPCS, Inc.	100	2,335
Leap Wireless International, Inc.*	200	9,320
Level 3 Communications, Inc.*	5,568	11,804
MetroPCS Communications, Inc.*	200	3,400
NII Holdings, Inc.*	700	22,246
NTELOS Holdings Corp.	100	2,420
PAETEC Holding Corp.*	300	1,998
Premiere Global Services, Inc.*	100	1,434
Qwest Communications International, Inc.	6,500	29,445
Rural Cellular Corp. (Class A)*	100	4,423
SBA Communications Corp. (Class A)*	400	11,932
Sprint Nextel Corp.	11,100	74,259
SureWest Communications	100	1,546
Syniverse Holdings, Inc.*	100	1,666
Telephone & Data Systems, Inc.	400	15,708
Time Warner Telecom, Inc. (Class A)*	600	9,294
US Cellular Corp.*	100	5,500
USA Mobility, Inc.*	100	714
Verizon Communications, Inc.	11,416	416,113
Windstream Corp.	1,847	22,072

		1,744,649

Utilities — 1.3%
AES Corp./The*	2,500	41,675
AGL Resources, Inc.	300	10,296
Allegheny Energy, Inc.	700	35,350
Allete, Inc.	100	3,862
Alliant Energy Corp.	400	14,004
Ameren Corp.	800	35,232
American Electric Power Co., Inc.	1,600	66,608
American States Water Co.	100	3,600
Aqua America, Inc.	600	11,268
Aquila, Inc.*	1,500	4,815
Atmos Energy Corp.	300	7,650
Avista Corp.	200	3,912
Black Hills Corp.	100	3,578
California Water Service Group	100	3,815
Centerpoint Energy, Inc.	1,200	17,124
CH Energy Group, Inc.	100	3,890
Cleco Corp.	200	4,436
CMS Energy Corp.	900	12,186
Consolidated Edison, Inc.	1,100	43,670
Constellation Energy Group, Inc.	700	61,789
Dominion Resources, Inc./VA	2,352	96,056
DPL, Inc.	400	10,256
DTE Energy Co.	700	27,223
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Duke Energy Corp.	4,992	89,107
Dynegy, Inc. (Class A)*	1,300	10,257
Edison International	1,300	63,726
El Paso Electric Co.*	200	4,274
Empire District Electric Co./The	100	2,025
Energen Corp.	300	18,690
Energy East Corp.	600	14,472
Entergy Corp.	746	81,374
Equitable Resources, Inc.	500	29,450
Exelon Corp.	2,700	219,429
FirstEnergy Corp.	1,200	82,344
FPL Group, Inc.	1,600	100,384
Great Plains Energy, Inc.	300	7,395
Hawaiian Electric Industries, Inc.	300	7,161
Idacorp, Inc.	200	6,422
Integrys Energy Group, Inc.	365	17,024
ITC Holdings Corp.	200	10,412
Laclede Group, Inc./The	100	3,563
MDU Resources Group, Inc.	800	19,640
MGE Energy, Inc.	100	3,406
Mirant Corp.*	943	34,316
National Fuel Gas Co.	300	14,163
New Jersey Resources Corp.	150	4,658
Nicor, Inc.	200	6,702
NiSource, Inc.	1,000	17,240
Northeast Utilities	600	14,724
Northwest Natural Gas Co.	100	4,344
NorthWestern Corp.	100	2,437
NRG Energy, Inc.*	978	38,132
NSTAR	400	12,172
OGE Energy Corp.	300	9,351
Oneok, Inc.	400	17,852
Ormat Technologies, Inc.	100	4,301
Otter Tail Corp.	100	3,539
Pepco Holdings, Inc.	700	17,304
PG&E Corp.	1,400	51,548
Piedmont Natural Gas Co.	300	7,878
Pinnacle West Capital Corp.	400	14,032
PNM Resources, Inc.	300	3,741
Portland General Electric Co.	100	2,255
PPL Corp.	1,500	68,880
Progress Energy, Inc.	1,000	41,700
Public Service Enterprise Group, Inc.	2,000	80,380
Puget Energy, Inc.	570	14,746
Questar Corp.	700	39,592
Reliant Energy, Inc.*	1,400	33,110
SCANA Corp.	500	18,290
Sempra Energy	4,050	215,784
Sierra Pacific Resources	900	11,367
SJW Corp.	100	2,859
South Jersey Industries, Inc.	100	3,511
Southern Co.	3,000	106,830
Southern Union Co.	400	9,308
Southwest Gas Corp.	100	2,796
TECO Energy, Inc.	700	11,165
UGI Corp.	400	9,968
UIL Holdings Corp.	166	5,002
Unisource Energy Corp.	100	2,226
Vectren Corp.	300	8,049
Westar Energy, Inc.	400	9,108
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

WGL Holdings, Inc.	200	6,412
Wisconsin Energy Corp.	4,425	194,656
Xcel Energy, Inc.	1,700	33,915

		2,523,193

Total Common Stocks (Active & Passive Domestic Equities)
(Cost—$62,345,992 )		63,768,158

Investment Companies (Active International & Passive Domestic Equities) (8.4%)
Oakmark International Fund	444,182	8,279,553
Longleaf Partners International Fund	471,031	8,247,752

Total Investment Companies (Active International & Passive Domestic Equities)
(Cost—$18,190,196)		16,527,305

Partnerships (Active Domestic & International Equities) (13.4%) **
Partnership (Active Domestic Equity)
ValueAct Capital Partners II, L.P.		8,690,000
Partnership (Active International Equity)
Liberty Square Strategic Partners IV (Asia), L.P.		5,854,000
Walter Scott International Fund LLC		11,912,000

Total Partnerships (Active Domestic & International Equities)
(Cost—$22,600,000)		26,456,000

TOTAL EQUITY INVESTMENTS
(Cost—$103,136,188)		106,751,463

ALTERNATIVE ASSETS (26.8%) **
Hedge Funds
Canyon Value Realization Fund, L.P.		10,532,000
FFIP, L.P.		9,893,000
Lansdowne European Strategic Equity Fund, L.P.		4,209,000
Perry Partners, L.P.		10,546,000
Royal Capital Value Fund, L.P.		4,781,000
Taconic Opportunity Fund, L.P.		8,633,000
Tiedemann Global Emerging Markets QP, L.P.		4,324,000

TOTAL ALTERNATIVE ASSETS
(Cost—$44,250,000)		52,918,000

FIXED INCOME INVESTMENTS (12.5%)

	Principal
	Amount
Collateralized Mortgage Obligations (0.4%)
Citigroup Mortgage Loan Trust, Inc., Series 06-AR7, Class 2A2A, 5.67%, due 11/25/36 (d)	201,253	153,607
Commercial Mortgage Pass Through Certificates, Series 05-LP5, Class A4, 4.98%, due 05/10/43 (d)	120,000	118,148
Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class A3, 5.47%, due 09/15/39	180,000	177,001
Granite Master Issuer plc, Series 07-1, Class 2A1, 2.61%, due 11/20/54 (d)	150,000	146,826
GS Mortgage Securities Corp II, Series 07-GG10, Class A4, 5.80%, due 08/10/45 (d)	220,000	219,650
JP Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP6, Class A4, 5.48%, due 04/15/43 (d)	90,000	88,998

		904,230

Corporate Bonds (2.7%)
Consumer Discretionary — 0.3%
CBS Corp., 7.88%, due 07/30/30	56,000	54,530
Comcast Corp., 6.50%, due 01/15/17	121,000	123,580
COX Communications, Inc., 5.45%, due 12/15/14	70,000	68,916
The accompanying notes are an intergral part of the financial statements.

	Principal
	Amount
Daimler Finance North America LLC, 4.88%, due 06/15/10	46,000	46,278
Daimler Finance North America LLC, 5.75%, due 09/08/11	144,000	147,027
Nordstrom, Inc., 6.25%, due 01/15/18	55,000	54,748
Time Warner Cable, Inc., 6.55%, due 05/01/37	44,000	41,535

		536,614

Consumer Staples — 0.3%
Costco Wholesale Corp., 5.50%, due 03/15/17	96,000	99,217
CVS Caremark Corp., 5.75%, due 08/15/11	93,000	97,287
Diageo Capital plc, 5.20%, due 01/30/13	70,000	72,418
Kellogg Co., 5.13%, due 12/03/12	85,000	87,895
Kellogg Co., 6.60%, due 04/01/11	41,000	44,184
PepsiCo, Inc., 4.65%, due 02/15/13	55,000	56,926
Safeway, Inc., 7.25%, due 02/01/31	74,000	78,895

		536,822

Energy — 0.2%
Anadarko Finance Co., 6.75%, due 05/01/11	52,000	55,541
Anadarko Finance Co., 7.50%, due 05/01/31	30,000	33,753
ConocoPhillips Holding Co., 6.95%, due 04/15/29	76,000	86,540
Kinder Morgan Energy Partners LP, 5.95%, due 02/15/18	40,000	39,615
Pacific Gas & Electric Co., 6.05%, due 03/01/34	54,000	52,938
Valero Energy Corp., 6.88%, due 04/15/12	104,000	111,793

		380,180

Financials — 1.1%
Bank of America Corp., 4.25%, due 10/01/10	28,000	28,437
Bank of America Corp., 5.75%, due 12/01/17	55,000	56,916
Boston Properties LP, 6.25%, due 01/15/13	23,000	23,706
Citigroup, Inc., 5.13%, due 02/14/11	193,000	194,174
Credit Suisse USA, Inc., 6.13%, due 11/15/11	79,000	83,473
European Investment Bank, 4.63%, due 05/15/14	39,000	41,356
European Investment Bank, 5.00%, due 02/08/10	87,000	91,212
European Investment Bank, 5.13%, due 09/13/16	20,000	21,778
Federal National Mortgage Association, 5.00%, due 02/13/17	76,000	81,163
Federal National Mortgage Association, 6.25%, due 05/15/29	126,000	148,543
Freddie Mac, 4.13%, due 12/21/12	394,000	409,178
Freddie Mac, 5.00%, due 02/16/17	355,000	379,116
Hartford Financial Services Group, Inc., 5.38%, due 03/15/17	43,000	41,670
International Bank for Reconstruction & Development, 5.00%, due 04/01/16	35,000	38,151
International Lease Finance Corp., 5.13%, due 11/01/10	84,000	83,817
JP Morgan Chase Capital XV, 5.88%, due 03/15/35	43,000	36,561
JPMorgan Chase & Co., 5.60%, due 06/01/11	78,000	81,650
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14	71,000	68,190
National Rural Utilities Cooperative Finance Corp., 4.75, due 03/01/14	72,000	72,034
Prudential Financial, Inc., 6.00%, due 12/01/17	55,000	55,435
SLM Corp., 4.00%, due 01/15/09	80,000	72,034
Wells Fargo & Co., 4.38%, due 01/31/13	60,000	59,693
Wells Fargo & Co., 5.63%, due 12/11/17	75,000	76,715

		2,245,002

Health Care — 0.3%
Aetna, Inc., 5.75%, due 06/15/11	69,000	72,303
Amgen, Inc., 5.85%, due 06/01/17	81,000	80,936
AstraZeneca plc, 5.40%, due 09/15/12	108,000	113,934
Eli Lilly & Co., 5.20%, due 03/15/17	62,000	63,746
McKesson Corp., 5.25%, due 03/01/13	47,000	48,766
UnitedHealth Group, Inc., 5.38%, due 03/15/16	41,000	38,871
WellPoint, Inc., 5.85%, due 01/15/36	71,000	59,323
Wyeth, 5.50%, due 02/01/14	108,000	111,867

		589,746

Industrials — 0.2%
Caterpillar, Inc., 6.05%, due 08/15/36	56,000	57,301
CSX Corp., 5.60%, due 05/01/17	41,000	38,955
The accompanying notes are an intergral part of the financial statements.

	Principal
	Amount
Lockheed Martin Corp., 6.15%, due 09/01/36	93,000	96,049
Union Pacific Corp., 6.65%, due 01/15/11	49,000	51,763
United Technologies Corp., 4.88%, due 05/01/15	95,000	96,678

		340,746

Information Technology — 0.1%
Cisco Systems, Inc., 5.25%, due 02/22/11	69,000	72,028
Intuit, Inc., 5.75%, due 03/15/17	59,000	57,155
Oracle Corp., 5.00%, due 01/15/11	71,000	72,836

		202,019

Materials — 0.0%
BHP Billiton Finance USA Ltd., 5.25%,due 12/15/15	48,000	47,019
Vale Overseas Ltd., 6.88%, due 11/21/36	39,000	38,053

		85,072

Telecommunication Services — 0.1%
New Cingular Wireless Services, Inc., 8.13%, due 05/01/12	94,000	105,195
New Cingular Wireless Services, Inc., 8.75%, due 03/01/31	31,000	37,621
Telecom Italia Capital SA, 4.88%, due 10/01/10	59,000	58,116
Telecom Italia Capital SA, 6.00%, due 09/30/34	63,000	53,247
Verizon Communications, Inc., 5.85%, due 09/15/35	60,000	54,657

		308,836

Utilities — 0.1%
American Electric Power Co., Inc., 5.38%, due 03/15/10	41,000	41,949
Exelon Corp., 4.90%, due 06/15/15	59,000	56,206
KeySpan Corp., 7.63%, due 11/15/10	30,000	32,576
Midamerican Energy Holdings Co., 6.13%, due 04/01/36	55,000	53,159

		183,890

Foreign Government Securities (0.2%)
Israel Government International Bond, 5.50%, due 11/09/16	28,000	29,407
Mexico Government International Bond, 6.75%, due 09/27/34	197,000	219,753
Mexico Government International Bond, 7.50%, due 04/08/33	30,000	36,375
Mexico Government International Bond, 9.88%, due 02/01/10	46,000	51,290
Poland Government International Bond, 6.25%, due 07/03/12	24,000	26,576
Republic of Korea, 4.88%, due 09/22/14	53,000	54,110

		417,511

The accompanying notes are an intergral part of the financial statements.

	Principal
	Amount
Municipal Bonds (0.5%)
California (0.1%)
County of Marin CA, GO, 4.79%, due 08/01/15	200,000	204,226
State of California, GO, 5.25%, due 03/01/38	110,000	110,585

		314,811

Georgia (0.1%)
State of Georgia, GO, 5.00%, due 07/01/19	120,000	129,672

Illinois (0.0%)
State of Illinois, GO, 5.10%, due 06/01/33	40,000	39,979

North Carolina (0.1%)
Mecklenburg County NC, GO, 5.00%, due 02/01/13	100,000	109,205

New York (0.1%)
New York City Transitional Finance Authority/NY, 5.19%, due 08/01/16	200,000	206,576

Texas (0.1%)
State of Texas, GO, 5.00%, due 04/01/24	100,000	102,249

U.S. Government Securities (5.1%)
Federal Home Loan Bank System (0.7%)
2.38%, due 04/30/10	1,060,000	1,061,812
3.75%, due 01/08/10	260,000	266,714

		1,328,526

Federal Home Loan Mortgage Corp. (1.4%)
5.50%, due 10/01/37	716,189	723,890
6.00%, due 11/01/36	1,949,777	2,001,784

		2,725,674

Federal National Mortgage Assn. (2.1%)
5.00%, due 06/01/33	379,025	376,422
5.00%, due 09/01/33	678,976	673,901
5.50%, due 04/01/34	360,873	365,506
5.50%, due 05/01/34	99,939	101,214
5.50%, due 04/01/36	211,667	214,101
5.50%, due 03/01/37	1,187,456	1,200,162
5.50%, due 04/25/37 TBA (b) (e)	120,000	121,125
5.89%, due 12/01/36 (d)	172,683	175,658
6.00%, due 04/25/37 TBA (b) (e)	490,000	501,944
6.50%, due 04/25/38 TBA (b) (e)	430,000	445,319

		4,175,352

Government National Mortgage Assn. (0.9%)
5.50%, due 04/15/37 TBA (b) (e)	870,000	886,856
6.00%, due 11/20/37	871,302	899,427

		1,786,283

U.S. Treasury Securities (3.6%)
U.S. Treasury Notes (3.6%)
2.00%, due 02/28/10	358,000	360,489
2.75%, due 02/28/13	461,000	467,339
3.13%, due 10/15/08 (c)	487,000	491,642
3.50%, due 02/15/18	1,824,000	1,834,544
3.63%, due 10/31/09	400,000	412,500
3.88%, due 09/15/10 (c)	1,935,000	2,038,704
4.38%, due 02/15/38	68,000	68,807
4.63%, due 11/15/16 (c)	989,000	1,091,145
4.88%, due 06/30/09 (c)	250,000	260,156
6.13%, due 11/15/28	75,000	93,105

		7,118,431

TOTAL FIXED INCOME INVESTMENTS
(Cost—24,282,604)		24,767,426

The accompanying notes are an intergral part of the financial statements.

	Number of
	Rights
RIGHTS (0.0%)
Ares Capital Corp., expiring 04/21/08	112	63

FX Real Estate and Entertainment, Inc., expiring 04/11/08	10	—

MCG Capital Corp., expiring 04/18/08	28	30

TOTAL RIGHTS
(Cost—$—)		93

SHORT-TERM INVESTMENTS (8.8%)
Commercial Paper (0.1%)
JPMorgan Chase & Co., 1.84%, due 12/31/49	145,414	145,414

Discount Notes (8.7%)
Federal Agricultural Mortgage Corp.
2.41%, due 05/05/08 (a)	3,500,000	3,491,833

Federal Home Loan Bank
0.00%, due 04/01/08 (a)	1,300,000	1,300,000
1.45%, due 04/02/08 (a)	3,500,000	3,499,718
2.55%, due 04/09/08 (a)	3,500,000	3,497,769

		8,297,487

Federal Home Loan Mortgage Corp.
2.64%, due 04/28/08 (a)	1,150,000	1,147,642

Federal National Mortgage Assn.
1.63%, due 04/29/08 (a)	1,100,000	1,098,558
2.00%, due 06/18/08 (a)	3,100,000	3,086,431

		4,184,989

U.S. Treasury Securities (0.0%)
U.S. Treasury Bills (0.0%)
1.19%, due 06/12/08	34,000	33,918

TOTAL SHORT-TERM INVESTMENTS
(Cost—$17,300,409)		17,301,283

TOTAL INVESTMENTS (102.2%)
(Cost—$188,969,201) (f)		201,738,265

Liabilities in Excess of Other Assets — (2.2%)		(4,301,631)

NET ASSETS (100.0%)		$197,436,634

Notes to Schedule of Investments:

*	Non-income producing security.

**	Securities were valued at fair value — At March 31, 2008, the Fund held $79,374,000 of fair valued securities, representing 40.2% of net assets.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2008.

(b)	Dollar roll transaction. See Note 9 to the Financial Statements.

(c)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2008.

(e)	Security is subject to delayed delivery. See Note 8 to the Financial Statements.

(f)	Estimated tax basis approximates book cost. See Note H to the Financial Statements.

ADR	— American Depositary Receipt.

GO	— General Obligation.

REIT	— Real Estate Investment Trust.

TBA	— To be announced.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.
The accompanying notes are an intergral part of the financial statements.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Hall Capital Partners LLC
PROXY VOTING POLICIES AND PROCEDURES
Background
     Hall Capital Partners LLC (the “Adviser”) typically provides independent advice to individuals, families, and institutions regarding investment strategy, asset allocation and selection of investment managers. In addition, the Adviser manages a number of funds of funds (for instance, hedge funds and private equity) for advisory and other clients.
     The Adviser generally does not vote proxies on behalf of its clients, unless specified by agreement. However, when the Adviser has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures, which are designed to ensure that proxies are voted on in the best interest of clients.
Definitions
     “Best interest of clients” — Clients’ best economic interests over the long term.
     “Material conflict of interest” — Circumstances when the Adviser knowingly does business with a proxy issuer or an entity under common control with such an issuer, which creates an actual or apparent material conflict between the interests of the Adviser and the interests of one or more clients in how proxies of that issuer are voted.
General Voting Policies
     Client’s Best Interest. These policies and procedures are designed in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best interests of clients, promoting good corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.
     Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the client’s best interests, the contractual obligations under the advisory agreement or comparable document, as applicable, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds such that they are in accordance with clients’ best interests.
     Individualized. These policies and procedures are tailored to suit the Adviser’s advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., family offices, investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon individual client’s directions.
     Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in the section “Specific Voting Policies,” to resolve such conflict.
     Limitations. The circumstances under which the Adviser may take a limited role in voting proxies include the following:
     Limited Value. The Adviser may refrain from voting a client’s proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
     Unjustifiable Costs. The Adviser may refrain from voting a client’s proxy for reasons of cost or impracticability (e.g., non-U.S. securities regarding which obstacles to voting have been imposed).

     Special Considerations. The Adviser’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client’s direction or may request that the client vote the proxy directly.
     Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant or independent service provider. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.
Specific Voting Policies
     The following represent general guidelines of the Adviser for voting proxies in specific situations.
     General Philosophy.
     •    Support existing management on votes on the financial statements of a company and the election of the Board of Directors, unless there are grounds to suspect that either the accounts as presented or audit procedures used do not present an accurate or complete picture of the results; and
     •    Support routine issues such as the appointment of independent auditors.
     Anti-takeover Measures. The Adviser may vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.
     Proxy Contests for Control. The Adviser may vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.
     Contested Elections. The Adviser may vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.
     Executive compensation proposals. The Adviser may consider such proposals on a case-by-case basis taking into consideration such factors as the performance of the company and its executives and comparability of compensation with respect to other executives in the company or in the company’s industry.
     Shareholder Proposals. The Adviser may consider such proposals on a case-by-case basis. The Adviser generally supports those proposals, which will improve the company’s financial performance, corporate governance or business profile at a reasonable cost, but may oppose proposals which are likely to result in significant cost being incurred with little or no benefit to the company or its shareholders.
     Director Nominees. The Adviser may evaluate director nominees on a case-by-case basis, considering such factors as record and reputation, expertise, time commitment, corporate governance, and pursuit of shareholder value, among others.
Availability of Policies and Procedures/Disclosure of Proxy Voting Record
     For accounts for which the Adviser has voting responsibility, the Adviser will, upon a client’s request, provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures. Upon receipt of such requests, the previous year’s proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows:

In writing:	Hall Capital Partners LLC One Maritime Plaza, Fifth Floor San Francisco, CA 94111
Conflict of Interest
     If the Adviser determines there is, or may be, a material conflict between the Adviser’s interests and those of the client, for whose account the Adviser has proxy voting responsibility, the Adviser may choose among the following options to deal with the conflict: (1) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Adviser’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
Unaffiliated Investment Funds
     The Adviser may serve as the investment adviser to otherwise unaffiliated investment funds (“Funds”), which may delegate proxy voting responsibility to the Adviser. Where such a Fund uses sub-advisers to manage all or portions of the Fund’s portfolio, the Adviser generally delegates proxy voting responsibility for the appropriate portion of the Fund’s portfolio to these sub-advisers. In such cases, the Adviser generally has oversight responsibilities to provide assurances that sub-advisers have reasonably designed proxy voting policies and procedures and to monitor each such sub-adviser’s compliance with these policies and procedures.
Recordkeeping
     The Adviser maintains records of proxy voting pursuant to Section 204-2 of the Advisers Act.

Pzena Investment Management, LLC
Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004 and August 1, 2004
I.        Requirements Described.
          A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.
          B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting, (4) internal controls, and (5) approach to corporate social responsibility.
          C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:
          1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.
          2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.
          3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)
          4. No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

          5. The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.
II.      Procedures.
     A. Introduction.
          As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International — Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1 PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.
     B. Compliance Procedures.
          PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.
     C. Voting Procedures.
1. Determine Proxies to be Voted
          Based on the information provided by PIM via the direct link download established between Checkfree/ APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians. Pending votes will be forwarded first to the firm’s Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will

[1]	This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.
          If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
     2. Identify Conflicts and Vote According to Special Conflict Resolution Rules
          The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.
          a. PIM has identified the following areas of potential concern:
•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.
          b. To address the first potential conflict identified above, PIM’s Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.

2        A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          c. To address the second potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          d. To address the third potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          e. To address the fourth potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          f. The following special rules shall apply when a conflict is noted in the red folder:
          i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.
          iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.
          iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

          v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:
          A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.
          When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.
          On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.
     3. Vote
          Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.
          The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
          Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:
          a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).
          b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:
          (i) With respect to incentive option arrangements:
–	The proposed plan is in excess of 10% of shares, or

–	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

–	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.
          For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:
A =  the number of shares reserved under the new plan/amendment;
B =  the number of shares available under continuing plans;
C =  granted but unexercised shares under all plans
D =  shares outstanding, plus convertible debt, convertible equity, and warrants
          (ii) With respect to severance, golden parachute or other incentive compensation arrangements:
–	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

–	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

–	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

          c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.
          d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.
          e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.
          f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.
          g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.
          h. Oppose vague, overly broad, open-ended or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.
          i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:
•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.
In applying the above fee formula, PIM will use the following definitions:
–	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

–	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

–	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)
•	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•	PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.
          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.
          k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.
          It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM’s standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
          Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.
          Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.
     4. Return Proxies
          The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.
     5. Changing a Vote
          Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
III.     Corporate Actions
          PIM shall work with the clients’ Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files. PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.
IV.     Client Disclosures
          On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act. PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.
V.      Record Keeping
          A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.
          B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.
          i. Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.
          ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.
          iii. The vote cast for each proposal overall as well as by account.
          iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

          v. Records of any reasons for deviations from broad voting guidelines.
          vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.
          vii. A record of proxies that were not received, and what actions were taken to obtain them.
          viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).
VI.     Review of Policies
          The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.
Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003
March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

SSGA Funds Management, Inc.
Proxy Voting Policy
Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:
(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
I.        Generally, FM votes for the following ballot items:
Board of Directors
•	Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting
Auditors
•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
Capitalization
•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)
Anti-Takeover Measures
•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions
Executive Compensation/Equity Compensation
•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
Routine Business Items
•	General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval
Other
•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision
II.        Generally, FM votes against the following items:
Board of Directors
•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:
o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward
Capitalization
•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change
Anti-Takeover Measures
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)
     Executive Compensation/Equity Compensation
•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
Routine Business Items
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.
Other
•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives
III.        FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists
Protecting Shareholder Value
We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.
As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.
In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.
Amended: April 23, 2007

Payden & Rygel
Proxy Voting Policy
Background
          The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust. The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.
Policy
At a minimum, the Adviser’s Proxy Voting Policy:
•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.
Procedures
•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.
Compliance Review
Prior to August 1 of each year, the CCO will:
•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel
Proxy Voting Policy
BACKGROUND
          To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.
          To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.
          Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.
          We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.
GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL
          Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

          With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.
          Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.
CONFLICTS OF INTEREST
          From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.
          To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:
          1. If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.
          2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.
Revised, effective October 5, 2004

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Hall Capital Partners LLC
     The Adviser’s Investment Review Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Review Committee are currently Kathryn A. Hall, John W. Buoymaster, Sarah E. Stein and Eric E. Alt. Biographical information concerning members of the Adviser’s Investment Review Committee is set forth below.
Kathryn A. Hall. Ms. Hall is Chief Executive Officer and Chief Investment Officer of Hall Capital Partners LLC, and a member of the Firm’s Investment Review Committee. Ms. Hall was previously Co-CEO and CIO of Offit Hall Capital Management LLC (the Firm’s name changed to Hall Capital Partners LLC in July of 2007). Prior to that position, she was President, Managing Member and a Managing Director of Laurel Management Company, LLC (Laurel Management Company LLC became Offit Hall Capital Management LLC in 2002). In October of 1989, Ms. Hall founded Laurel Management Partners, the predecessor to Laurel Management Company LLC. From inception through June of 1994, Laurel Management Partners was the general partner of Laurel Arbitrage Partners, a risk arbitrage investment partnership. Prior to establishing Laurel Management Partners, Ms. Hall was one of two individual partners of HFS Management partners (a predecessor to Farallon Capital Partners, a large multi-strategy fund), the general partner of a risk arbitrage partnership, HFS Partners I, and two related foreign partnerships. Ms. Hall was also a general partner of Hellman & Friedman, a leading buyout/growth capital firm, from January of 1987 to June of 1989. Prior to joining HFS and Hellman & Friedman, Ms. Hall worked in the risk arbitrage department of Morgan Stanley from 1984 to 1986, and in its mergers and acquisitions department from 1980 to 1982. Currently, Ms. Hall is a member of the Board of Directors of Princeton University Investment Company (“PRINCO”) and a member of the Board of Trustees of Princeton University. She serves on the advisory boards of Riva Capital Partners (Abrams Capital), Qiming Venture Partners, and General Catalyst Fund (Fund III). She also serves on the Board and Investment Committee of the UCSF Foundation and on the Boards of the Thacher School and the San Francisco Ballet. She previously served on the Boards of Stanford Management Company, Mills College, the San Francisco Day School, Larkin Street Youth Center, Juma Ventures and Yerba Buena Center for the Arts. She was a Director of the American Century Mountain View Funds from 2002 to 2007. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.
John W. Buoymaster. Mr. Buoymaster is a Managing Director at Hall Capital Partners LLC and the Director of Investment Advisory Services. He is also a member of the Firm’s Investment Review Committee. In February of 1998, Mr. Buoymaster joined Laurel Management LLC (predecessor to Hall Capital Partners LLC) as Managing Director. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. Incorporated, where he advised individuals and families on investment strategy, portfolio structuring and generational planning. He was responsible for delivering to clients the firm’s full range of investment, trust and banking services. From October 1977 through October 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from January 1984 until October 1991. His practice concentrated in estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. He also represented non-profit organizations, including family foundations and non-profit research organizations. Mr. Buoymaster is a member of the Stanford Law School Board of Visitors, the Investment Committee of The Children’s Health Council (Palo Alto), and the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships. He is also on the Planned Giving Advisory Committees for KQED and The California Academy of Sciences, and chairs the Planned Giving Executive Committee at Williams College. He previously served as a director or trustee of various non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children’s Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College in 1974, with a Bachelor of Arts in Economics. He graduated from Stanford Law School in 1977.
Sarah E. Stein. Ms. Stein is a Managing Director and the Deputy Director of Research at Hall Capital Partners LLC, focusing on investments, group strategy and discretionary mandates. She is also a member of the Firm’s Investment Review Committee. Ms. Stein joined Offit Hall Capital Management LLC (predecessor to Hall Capital Partners LLC) in August of 2002, and has held several roles. Ms. Stein joined the Firm as an Associate and then worked as a

Principal in the Investment Advisory Group. Ms. Stein became deputy Director of Research in June of 2006 and most recently was promoted to Managing Director in December of 2006. Prior to joining the Firm, Ms. Stein received an MBA. and a Masters in Education from Stanford University. In the summer of 2001, she was a Summer Associate at Goldman Sachs & Co in the Investment Management Division. Prior to graduate school at Stanford, Ms. Stein worked as an Associate for the Fisher Family Foundation. Before she joined the Fisher Family Foundation in 1998, she taught English in Guangzhou, China. Ms. Stein graduated cum laude from Princeton University in June of 1997 with a Bachelor of Arts in History. She was a Trustee of Princeton University from 1997 to 2001, and is currently a Trustee of the Breakthrough Collaborative, Crystal Springs Uplands School and KIPP Bayview Academy. Ms. Stein is also a member of the Investment Committee of the San Francisco Foundation.
Eric E. Alt. Mr. Alt is a Managing Director at Hall Capital Partners LLC and Head of the Absolute Return group which covers credit, distressed and absolute return investments. He is also a member of the Firm’s Investment Review Committee. Mr. Alt joined the Firm in August of 2006. From 2002 to 2006, Mr. Alt was a Managing Director in convertible securities at Piper Jaffray & Co. in San Francisco. From 1997 to 2002, Mr. Alt worked for Robertson Stephens in San Francisco, most recently as a Managing Director in the convertible securities department. While at Piper Jaffray & Co. and Robertson Stephens, he was involved in over 100 convertible new issue and restructuring transactions. Prior to joining Robertson Stephens, Mr. Alt was a principal in an entrepreneurial venture and also worked at Kluge & Company, a private investment firm, where he focused on venture investments. He started his career in 1989 at Arthur Andersen & Co. in Dallas as a Certified Public Accountant in the firm’s Real Estate Advisory Group. Mr. Alt graduated summa cum laude from The University of Texas at Austin in 1989 and received an M.B.A. from The Wharton School of The University of Pennsylvania in 1993.
     Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.
     The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of December 31, 2007:

			Number of
			Accounts Managed	Assets Managed
			for which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	1	$204,994,259	0	$0
Other Pooled Investment Vehicles	1	$1,942,325,535	1	$39,496,642
Other accounts (Advisory Clients)	105	$20,743,280,206	14	$3,476,600,000
     Potential Conflicts of Interest. Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager. In particular, some of these clients may seek to invest in the same Portfolio Funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.
     The Adviser seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.
     Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.

     In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.
     Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.
     Compensation of Hall Capital Portfolio Managers. Ms. Hall’s compensation consists of base salary and bonus, both of which are determined by the Adviser’s Compensation Committee based primarily on subjective guidelines. Ms. Hall’s base salary is fixed and compensation is not based on specific investment performance. As with all Adviser personnel, she is eligible for the standard retirement benefits and health and welfare benefits granted by the Adviser. Ms. Hall also has preexisting equity ownership in the Adviser and may be eligible for additional equity ownership if approved by the Adviser’s Board of Directors and Compensation Committee.
     As of March 31, 2008, Ms. Hall did not, and is not eligible to, own any Units of the Fund.
Sub-Adviser Portfolio Manager Disclosure
Pzena Investment Management, LLC
     Pzena Investment Management, LLC (“PIM”), located at 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of March 31, 2008, PIM had assets of approximately $20.4 billion under management. PIM serves as a Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and PIM. As compensation for its investment advisory services relating to active U.S. equity investments, the Fund pays PIM a sub-advisory fee based on the monthly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter. The sub-advisory fee is paid monthly in arrears. For purposes of calculating the sub-advisory fee, the value of the assets will be based on the average daily net assets during the month, accrued daily at the rate of 1/365th of the applicable fee.
     Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently and have been since Fund inception responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.
     The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:
     Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder. Rich has worked in investment management since 1986 and has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.
     John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996 and has been with PIM since 1996. Education: B.A., Wheaton College; M.B.A., Kellogg School, Northwestern University.
     Antonio DeSpirito, III — Principal and Large Cap Value Portfolio Manager. Tony has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Service. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School.

				Number of Accounts & Assets for
Number of Other Accounts Managed & Assets by				which Advisory Fee
Account Type				is Performance Based
as of March 31, 2008				as of March 31, 2008
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment		Investment	Investment
Portfolio Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts
Pzena					3
Investment	11	135	397		($46	12
Management	($5,580 million)	($4,119 million)	($10,708 million)	0	million)	($1,084 million)
						12
Richard S.	9	112	389			($1,084
Pzena(1)	($5,474 million)	($2,290 million)	($9,625 million)	0	0	million)
					3
John	11	134	397		($46	12
Goetz(1)	($5,580 million)	($4,118 million)	($10,708 million)	0	million	($1,084 million)
					1
Antonio	8	39	120		($2	6
DeSpirito, III(1)	($5,429 million)	($1,632 million)	($4,253 million)	0	million)	($394 million)

(1)	Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of March 31, 2008, the firm manages approximately $20.4 billion in assets for separate accounts under eight separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value, All-Cap Value, International Value, Global Value, and Financial Opportunities. Investment decisions for each strategy are normally made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the team individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.
     Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
     The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
     If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

     With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
     Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of PIM. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
     Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. PIM proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
     PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
     Portfolio managers and other investment professionals at PIM are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people.

     All shares are voting shares. The equity ownership in PIM as of March 31, 2008 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 5% but less than 10%

Antonio DeSpirito, III	Less than 5%
     As of March 31, 2008, the portfolio managers did not, and are not eligible to, own any Units of the Fund.
Payden & Rygel
     Payden & Rygel manages the portion of the Fund’s assets allocated to a fixed income strategy and manages the Fund’s cash account. As compensation, the Fund pays Payden & Rygel an annual fee accrued daily at the rate of 1/365th of the applicable fee rate and payable on the first business day of each month for managing cash and equivalent assets of 0.15% and for managing fixed income assets of 0.22% on the first $50 million and 0.15% per annum thereafter. For purposes of calculating the advisory fee, the value of the assets will be based on the average daily net assets during the month.
     Payden & Rygel is one of the largest global independent investment managers in the United States, with approximately $51 billion in assets under management as of March 31, 2008. Founded in 1983, the firm is a leader in the active management of fixed income and equity portfolios for a diversified client base. Payden & Rygel is a privately held corporation with sixteen shareholders, all of whom are active in the management of the firm. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Fund employing a core bond investment strategy and utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee of Payden & Rygel (“IPC”), comprised of principals averaging a 17-year tenure with the firm, oversees the investment process.
     Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience

Brian W. Matthews	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	21	Payden & Rygel

Mary Beth Syal	Managing Principal	Investment Policy Committee: Senior Portfolio Manager	17	Payden & Rygel

Jim Sarni	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	17	Payden & Rygel

Kristin Ceva	Principal	Investment Policy Committee; Senior Portfolio Manager	10	Payden & Rygel

     Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.
     Brian W. Matthews, CFA, Jim Sarni, CFA, Kristin Ceva, CFA. As members of the firm’s IPC, their primary role is to develop a broad portfolio structure that reflects both the macro mandates of Payden & Rygel IPC and the securities that are available in the market. The IPC also has discretion over major decisions such as duration or portfolio sector weights.
     Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.
     Brian Matthews and Mary Beth Syal have been providing sub-advisory service to the Fund since inception. Jim Sarni and Kristin Ceva have been providing sub-advisory services to the Fund since June 2007.
     Payden & Rygel’s investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of eight managing principals, including Brian Matthews, Mary Beth Syal, Jim Sarni and Kristen Ceva sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Global Fixed Income Strategy Group manages $10.4 billion in Core Bond assets as of March 31, 2008 and is responsible for executing that policy. Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal, Mr. Sarni and Ms. Ceva are directly assigned day-to-day responsibility as of March 31,2008.

				# of Accounts
		Total #		Managed that	Total Assets that
Name of Portfolio		of		Advisory Fee	Advisory Fee
Manager or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance
1. Brian W. Matthews	Registered Investment Companies:	5	$.838 billion	0	$0
	Other Pooled Investment Vehicles:	4	$.976 billion	0	$0
	Other Accounts:	17	$6.265 billion	0	$0

2. Mary Beth Syal	Registered Investment Companies:	8	$2.063 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	36	$3.711 billion	0	$0

				# of Accounts
		Total #		Managed that	Total Assets that
Name of Portfolio		of		Advisory Fee	Advisory Fee
Manager or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance
3. Jim Sarni	Registered Investment Companies:	2	$.559 billion	0	$0
	Other Pooled Investment Vehicles:	1	$.089 billion	0	$0
	Other Accounts:	9	$1.966 billion	1	$.175 Billion

4. Kristin Ceva	Registered Investment Companies:	3	$.218 billion	0	$0
	Other Pooled Investment Vehicles:	5	$0.004 billion	0	$0
	Other Accounts:	0	$0	0	$0
     Compensation of Payden & Rygel Portfolio Managers In addition to highly competitive base salaries, each portfolio manager receives an annual pre-tax cash bonus based on merit and corporate profitability for that year. Salaries are fixed and bonuses are extended to all members of the firm.
     Key personnel, including portfolio managers, also may receive either a deferred compensation plan or equity ownership in the company.
     Payden & Rygel provides investment management services to all client accounts, including Kiewit Investment Fund LLLP, based on the team approach. As a result, a portfolio manager’s compensation is not tied directly to the specific performance of the account, but rather to the overall performance of the team and the individual’s contribution to that team effort. The following factors are evaluated in the bonus process: level of responsibility, leadership, aiding in the achievement of account objectives and application of knowledge and expertise, as determined by their supervisor.
     Conflicts Among Client Accounts. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated. In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
     Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel traders is to allocate the purchase of the security on a pro rata basis across all such accounts.
     As of March 31, 2008, the portfolio managers did not, and are not eligible to, own any Units of the Fund.
State Street Global Advisors
     SSgA Funds Management, Inc. (“SSgA FM”). State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its investment advisory services, the Fund pays SSgA FM monthly a fee based on average daily net assets of 0.08% of the first $50,000,000, 0.06% of the next $50,000,000, and 0.04% per annum thereafter. There is a minimum per annum fee of $50,000. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2008, SSgA FM had over $154 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of March 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
     SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:
     David Chin. Mr. Chin is a Principal of SSgA FM and a Vice President of SSgA. He joined the firm in 1999 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.
     Kala S. Croce. Ms. Croce is a Principal of SSgA FM and a Vice President of SSgA. She joined the firm in 1995 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. Ms. Croce is responsible for managing both domestic and international equity index portfolios. Prior to joining SSgA in 1995, she worked in State Street Corporations’ Mutual Funds division in the United States, as well as in Canada and Germany. Ms. Croce holds a BS degree in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is a member of the CFA Institute and the Boston Security Analysts Society.
     Mr. Chin is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund. Ms. Croce has also been responsible for providing sub-advisory services to the Fund since March 31, 2006.
SSgA FM manages the Fund’s assets using a team of investment professionals. The members of this team involved in the day to day management of the portion of the Fund allocated to SSgA FM are: David Chin and Kala S. Croce. The following table lists the number and types of accounts managed by the Global Structured Products Team and assets under management in those accounts as of March 31, 2008:

	Registered		Pooled
	Investment	Assets	Investment	Assets			Total Assets
	Company	Managed	Vehicle	Managed	Other	Assets Managed	Managed
Portfolio Manager	Accounts	($ billions)	Accounts	($ billions)	Accounts	($ billions)	($ billions)
Team Managed*	62	$36.8	286	$342.2	238	$227.1	$606.7

*	Please note that SSgA passive assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. There are no account assets where compensation is based upon performance.

     As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
     Compensation of SSgA FM Portfolio Managers. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
     Potential Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
     A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
     The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.
     As of March 31, 2008, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures adopted by the Nominating Committee of the registrant’s Board of Directors by which Unitholders may recommend nominees to the Board as noted in the registrant’s Statement of Additional Information.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)     Not Applicable — See Item 2 Above.
(b)(1)     Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.
(b)(2)     Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kiewit Investment Fund LLLP

By:	/s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President and Chief Executive Officer

May 29, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President and Chief Executive Officer

May 29, 2008

By:	/s/ Denise A. Meredith Denise A. Meredith
Treasurer and Chief Financial Officer

May 29, 2008